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                                                                   Exhibit 10.16


                     SOFTWARE DEVELOPMENT SERVICES AGREEMENT

Between                                  and

SIEMENS CANADA LIMITED                   UNISPHERE SOLUTIONS, INC.
2185 DERRY ROAD WEST                     ONE EXECUTIVE DRIVE
MISSISSAUGA, ONTARIO                     CHELMSFORD, MASSACHUSETTS
L5N 7A6                                  01824

(HEREINAFTER REFERRED TO AS "SIEMENS")   (HEREINAFTER REFERRED TO AS "CUSTOMER")


Customer agrees to purchase and Siemens agrees to furnish on the following terms and conditions the Services described herein to the extent Customer issues purchase orders.

THE "SERVICES AGREEMENT - TERMS AND CONDITIONS" ON THE FOLLOWING PAGES OF THIS DOCUMENT, THE ATTACHED SCHEDULE A AND PURCHASE ORDERS ISSUED PURSUANT TO PARAGRAPH 2.1 CONSTITUTE THE ENTIRE AGREEMENT (HEREINAFTER AGREEMENT) BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND CANCELS AND SUPERSEDES ANY PRIOR UNDERSTANDINGS AND AGREEMENTS BETWEEN THE PARTIES HERETO WITH RESPECT THERETO. UNLESS OTHERWISE AGREED TO IN WRITING BY THE PARTIES, CUSTOMER'S ORDERS FOR SERVICES SHALL BE GOVERNED BY THE TERMS OF THIS AGREEMENT AND NOTHING CONTAINED IN ANY PRINTED TERMS ON ANY PURCHASE ORDER, LETTER OR OTHER INSTRUMENT SHALL IN ANY WAY MODIFY, VARY, CHANGE OR ADD ANY TERM OR CONDITION HERETO.

For good and valuable consideration (the receipt and sufficiency of which each party acknowledges) the parties have entered into this Agreement on the dates specified below but in each case as of the 1st day of October, 1999.

Siemens Canada Limited                            Unisphere Solutions, Inc.

By /s/ BE Schwarz                                 By /s/ Thomas Burkardt
   ---------------------------------                 ---------------------------
   Signature                                         Signature

B.E. SCHWARZ                                      Thomas Burkardt/COO
------------------------------------              ----------------------
Name/Title                                        Name/Title

MAY 12, 2000                                      MAY 9, 2000
------------------------------------              -----------
Date                                              Date


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                    SERVICES AGREEMENT - TERMS AND CONDITIONS

                           ARTICLE 1 - INTERPRETATION
                           --------------------------

1.1  DEFINITIONS

     In this Agreement and in Work Plans, unless otherwise defined in a Work Plan the words and terms shall have the respective meanings ascribed to them as follows:

     (1) "Business Day" means any day excepting a statutory holiday in the Province of Ontario and/or the Commonwealth of Massachusetts or a Saturday or a Sunday.

     (2) "Change Order" means a document executed by the parties and which describes and authorizes changes to a Work Plan.

     (3) "Change Order Proposal" means the documents used by Siemens to propose a change to Services under a Work Plan.

     (4) "Change Order Request" means the documents approved by Siemens to be used by Customer to request a change to Services under a Work Plan.

     (5) "Change Order Response" means a response by Siemens to a Change Order Request made by Customer under a Work Plan, or a response by Customer to a Change Order Proposal.

     (6)  "Confidential Information" means all information marked
          "confidential", "restricted" or "proprietary" by either party or which is designated as confidential in a Service Work Plan.

     (7) "Customer Data" means all data and information, however recorded, provided to Siemens by Customer to enable Siemens to provide Services.

     (8) "Customer Representative" means a person or persons designated in writing by Customer to whom formal communications from Siemens in respect of a Work Plan shall be addressed.

     (9) "Effective Date" in relation to this Agreement means the date first written above and in relation to any Work Plan means the Effective Date of the Work Plan.

     (10) "Equipment" means all equipment, hardware, computers and devices.


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     (11) "Generally Accepted Accounting Principles" means, the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles.

     (12) "Intellectual Property" means all intellectual and industrial property created, developed or first reduced to practice by a party under a Work Plan including, without limitation, Software and related documentation, compilations of data and computer databases, specifications, designs and industrial designs, know-how, Confidential information, works of authorship, mask works and integrated circuit topographies, inventions and improvements.

     (13) "Intellectual Property Rights" includes all intellectual and industrial property rights including all rights to copyrights, copyright applications, trademarks, patents, inventions, discoveries, patent applications, renewals thereof, industrial designs, design rights, trade secrets and information of a confidential nature.

     (14) "Joint Review Committee" means the committee established pursuant to
          Article 10.

     (15) "Services" means the services to be provided by Siemens to Customer and described in Work Plans.

     (16) "Siemens Representative" means a person or persons designated in writing by Siemens to whom formal communications from Customer in respect of a Work Plan shall be addressed.

     (17) "Software" means computer programs and related documentation and includes application programs, operating system programs, utilities, templates, parameter tables and settings, interfaces to external programs, tools, program related data, and local area network management software.

     (18) "Work Location" means the facility designated in a Work Plan where employees of Siemens will perform Services. A Work Location may be a data centre of Siemens, a Customer facility or a third party facility.

     (19) "Work Plan" means, for the work being done prior to October, 1999, the Concept Paper executed by the parties hereto, and otherwise means a Development Project Agreement executed by the parties hereto pursuant to this Agreement.


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1.2  PRIORITY OF SCHEDULES

     Unless there is something in the context or subject matter inconsistent therewith, in the event of a conflict or inconsistency between this Agreement and any Work Plan, the provisions of the Work Plan shall prevail over the provisions of this Agreement, but only to the extent of the conflict or inconsistency.

                       ARTICLE 2 - PROVISION OF SERVICES
                       ---------------------------------
2.1  SERVICES

     During the term of this Agreement Siemens will provide Customer and Customer will accept from Siemens Services as described in Work Plans to be separately executed by Siemens and Customer. Each Work Plan shall automatically incorporate the provisions of this Agreement, shall be in substantially the form of Schedule A and shall describe in detail the tasks to be performed by Siemens, the price to be paid by Customer, and such additional provisions as the parties may agree upon. In the event that Customer wishes to issue Purchase orders subsequent to the execution of the Schedule(s), the Purchase order shall automatically incorporate the provisions of this Agreement and the related Schedule(s).

2.2  CUSTOMER ASSISTANCE

     Customer shall assist Siemens in the performance of the Services by making available all Equipment, Software, documentation, Customer Data, information and personnel reasonably required by Siemens on a timely basis. Customer shall also ensure that those of its personnel who are assigned to assist Siemens are familiar with Customer's business processes and requirements and have the expertise and capabilities necessary to so assist Siemens.

2.3  CHANGE ORDER PROCEDURE

     (1)  CUSTOMER CHANGE ORDER REQUEST

     Customer shall have the right under this Agreement to request changes in the Work Plan ("Changes"). To request a Change, the Customer Representative shall deliver a Change Order Request to the Siemens Representative specifying the proposed Change and the purpose and objective sought with such proposed Change. Within five (5) Business Days after Siemens's receipt of the Change Order Request (or such other period as the parties may agree to), Siemens shall deliver to Customer a Change Order Response. The Change Order Response shall (i) describe the scope procedure proposed by Siemens to respond to the Change Order Request, (ii) describe how the proposed Change could be implemented and the effect, if any, that such Change would have on the performance of the Services and the provisions of the Work Plan including on the charges, or (iii) request clarification of additional information with respect to the Change


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requested by Customer. The Customer Representative and Siemens Representative
will meet to determine whether the parties desire for Siemens to proceed in the manner proposed by Siemens.

     (2)  SIEMENS CHANGE ORDER PROPOSAL

     Siemens shall have the right under a Work Plan to request changes to the Work Plan (a "Change"). To request a Change, the Siemens Representative will deliver a Change Order Proposal to the Customer Representative specifying the proposed Change and the purpose and objective sought with such proposed Change. Within five (5) Business Days (or such other period as the parties may agree to) after Customer's receipt of the Change Order Proposal, Customer shall deliver to Siemens a written response ("Change Order Response"): (i) requesting clarification or additional information with respect to the Change proposed by Siemens; or (ii) accepting the Change proposed by Siemens; (iii) declining the change. The Siemens Representative and Customer Representative will meet to determine whether the parties desire for Siemens to proceed with the making of the Changes in accordance with the Change Order Response.

     (3)  CHANGE ORDERS

     Upon agreement in writing by Customer to implement a Change and agreement thereof by Siemens in a Change Order, Siemens shall proceed in accordance with the provisions of the Work Plan. Change Orders shall be deemed part of the Work Plan, shall amend the Work Plan to the extent of the amendments contained in the Change Order, and each of the parties shall carry out its duties and responsibilities set out in the Change Order. Unless otherwise specified in a Change Order or Work Plan, Changes made pursuant to a Change Order shall be deemed to have been accepted by Customer upon use by or for Customer.

                         ARTICLE 3 - PRICE AND PAYMENT
                         -----------------------------
3.1  PRICE

     Customer agrees to pay Siemens's charges for the Services in accordance with the provisions of the applicable Work Plans. Except for travel covered by the applicable Work Plan and except for travel to normal status and review meetings at the parties' respective headquarters, if Customer requests Siemens to provide Services at a place other than Siemens's premises, then Customer shall be responsible for and shall reimburse Siemens for all reasonable travel, lodging, meals and other out-of-pocket expenses incurred by Siemens.

3.2  INVOICING

     Except as otherwise set forth in the Work Plan, any payments due Siemens from Customer will be invoiced once a month in advance and will be processed through the parties' InterCompany Clearing system. Each month's invoice shall specify the applicable Work Plan


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reference numbers. At the time of delivery of each month's invoice, Siemens shall provide Customer with details of the charges to Customer for the preceding month, and also at that time Siemens shall reconcile any discrepancy between the advance charge made for the preceding month as provided above and that preceding month's actual charges. Once the invoice has been processed by Siemens through the InterCompany Clearing system, any sum due Siemens under a Work Plan that is not paid within thirty (30) calendar days of the due date specified in the InterCompany Clearing system shall bear an administration fee from the due date thereof to the date of payment at a rate of 15% per annum, calculated and payable monthly.

3.3  ESTIMATED PRICE

     Where an estimated price is specified in a Schedule(s), it is not warranted by Siemens, and it represents Siemens's reasonable efforts, based on information made available, to estimate the cost of Services which will be required to accomplish the tasks described therein. For individual phases of a project other models such as "Risk and Reward Pricing" or "Incentive-Based-Pricing" can be agreed upon. This depends on specific project situation and availability of information and has to defined separately in an attachment to this Agreement.

3.4  PASS THROUGH EXPENSES

     In the event that Customer gives its prior written approval for a Siemens charge or expense to be passed through to Customer, if the Siemens charge is to be based on Siemens's cost (such as pass-through expenses), Siemens will provide to Customer, information and documentation sufficient to substantiate Siemens's costs with respect to such charge. Customer shall pay such charges plus an administrative fee of 5% of such charges, except that this administrative fee shall not apply to charges which are expressly provided for in a Work Plan, such as those contemplated by Section 4.3 or extraordinary expenses to fulfill Customer's hiring needs as contemplated by Attachment D to the first Development Project Agreement. No such expenses shall be incurred by Siemens without first having obtained Customer's consent thereto. (The parties note that the acquisition of certain capital equipment is covered instead by Section 4.3.)

3.5  PRORATION

     All periodic charges under a Work Plan are to be computed on a calendar month basis, and will be prorated for any partial month, unless specifically stated otherwise in the Work Plan.

3.6  TAXES

     Prices in Work Plans are exclusive of all taxes and Customer shall pay any sales, use, goods and services, consumption or other tax and any duties or tariffs that may be assessed whether based upon the delivery, possession, sale or use of the Services or otherwise, or assets, except that Customer shall not be responsible for taxes based on Siemens's net income or, except as specified in Section 4.3, taxes on any capital equipment that Siemens acquires pursuant to


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Section 4.3. The parties will provide reasonable assistance to each other in order to minimize tax impacts.

3.7  REMEDIES IN THE EVENT OF FAILURE TO PAY

     If Customer defaults in a payment obligation and fails to cure that default within 30 days after having been given written notice of the default, Siemens may in addition to any other rights or remedies at law or under this Agreement withhold further Services under any Work Plan until such failure is remedied.

                             ARTICLE 4 - OWNERSHIP
                             ---------------------
4.1  CUSTOMER DATA

     All Customer Data shall be and remain the property of Customer and shall not be removed from the Customer's premises by Siemens without the authorization of the Customer.

4.2  INTELLECTUAL PROPERTY

     Customer shall own the Intellectual Property Rights of any development under contract, all of which Siemens assigns to Customer, and Siemens shall cooperate with Customer (at Customer's expense) in executing any assignments or other documents and in taking other steps reasonably necessary for Customer to perfect and protect those rights.

4.3  CAPITAL EQUIPMENT AND LICENSES

     In connection with each Work Plan, Siemens shall acquire the capital equipment and licenses provided for in that Work Plan and selected by Customer, and the parties shall take into account such capital equipment acquisitions and license fees when determining the fees specified in the Work Plan. Such capital equipment shall be depreciated on a straight-line basis over a period of three
(3) years. Such capital equipment shall be owned by Siemens. In the event that a Work Plan is terminated early, Customer shall pay Siemens the portion of the cost (including any applicable taxes) of the capital equipment acquired by Siemens under that Work Plan which cannot be used elsewhere by Siemens and which has not then been fully depreciated, and upon such payment that capital equipment shall become the property of Customer, and Customer shall similarly pay any unallocated license fees (i.e. fees for licenses which Siemens has acquired in accordance with this Agreement and cannot otherwise use following the early termination, to the extent those fees have not already been paid through the fees Customer has paid), and upon such payment Customer shall have all of Siemens' rights under those licenses.


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                      ARTICLE 5 - CONFIDENTIAL INFORMATION
                      ------------------------------------
5.1  CONFIDENTIAL OBLIGATION

     Each party acknowledges that Confidential Information may be exchanged between the parties in the course of performance of the Services hereunder. Each party shall use no less than the same means it uses to protect its similar confidential and proprietary information, but in any event not less than reasonable means, to prevent the disclosure and to protect the confidentiality of the Confidential Information of the other party. Except as otherwise provided herein, each party agrees that it will not use the Confidential Information of the other party except for the purposes of this Agreement including Work Plans hereunder and will not disclose such Confidential Information or make it available to third persons other than to its full-time employees or agents having a need for access to such Confidential Information in connection with their employment with such party or performance of services for such party and with respect to whom such party takes steps, no less rigorous than those it takes to protect its own proprietary information, to prevent such employees from acting in a manner inconsistent with the terms of this Agreement.

5.2  EXCEPTIONS

     Section 5.1 shall not apply to information which belongs to such party or is (i) already known by the recipient party without an obligation of confidentiality, (ii) publicly known or becomes publicly known through no unauthorized act of the recipient party, (iii) rightfully received from a third person, (iv) independently developed by the recipient party without use of the other party's information, (v) approved by the other party for disclosure, or
(vi) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the disclosing party provides the other party with notice of such requirement prior to any such disclosure.

5.3  RETURN OF CONFIDENTIAL INFORMATION

     Upon the termination or expiration of this Agreement, each party will return to the other all documents and information, however recorded, including but not limited to drawings, specifications, descriptions, or other papers, tapes, or any other media which contain any of the other's Confidential Information. Upon the termination or expiration of a Work Plan or upon the completion of a Work Plan, each party will return to the other all such documents and information that relates to such Work Plan.

5.4  THIRD PARTY INFORMATION

     Each party agrees not to disclose or deliver to the other any proprietary, confidential, secret or private information or intellectual property including any Software of any third person which it is under a duty or has contracted not to disclose, without the prior written consent of such third person and the other party.


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5.5  LOSS OF CONFIDENTIAL INFORMATION

     In the event of any unauthorized disclosure or loss of, or inability to account for, Confidential Information of the furnishing party, the receiving party will notify the furnishing party immediately.

5.6  ENFORCEMENT OF CONFIDENTIALITY OBLIGATION

     Customer recognizes that Siemens is in the business of providing software development Services and may perform Services for other persons similar to the Services. Subject to Customer's ownership of Intellectual Property pursuant to
Section 4.2 and subject to the confidentiality and other provisions of this Agreement, Siemens retains the right and nothing shall prevent Siemens from using its ideas, concepts, methods, processes, know-how, organization, techniques or any Software or Equipment owned, leased or licensed by Siemens in providing Services to any third person.

                      ARTICLE 6 - OBLIGATIONS OF CUSTOMER
                      -----------------------------------
6.1  CUSTOMER PERSONNEL

     Customer shall from time to time provide Siemens with a list of Customer employees to whom Siemens may deliver data or information in the provision of Services.

6.2  CUSTOMER DATA

     Customer shall provide all Customer Data to Siemens in the manner the parties may agree to. Siemens will not be responsible or liable for any loss, damage or inconvenience suffered by Customer or by any third person arising out of Siemens's inability to perform the Services due to failure of Customer to provide all necessary Customer Data when required by a Work Plan or by reason of any deficiencies in the Customer Data.

                             ARTICLE 7 - WARRANTIES
                             ----------------------
7.1  MUTUAL WARRANTIES

     (1) Customer and Siemens represent, warrant and covenant to the other that:

          (1) it has and will have good and sufficient power, authority and right to enter into and deliver this Agreement and Work Plans and to perform its obligations under this Agreement and Work Plans;

          (2) neither the entering into nor the delivery of this Agreement or the Work


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               Plans, nor the carrying out of the obligations under this
               Agreement or Work Plans will result in a violation of any agreement, license or other instrument to which it is a party or is bound;

          (3) unless otherwise specified or disclosed in a Work Plan, Software, Equipment, Intellectual Property and other property which is provided, delivered, or transferred to a party under a Work Plan for use pursuant to the Work Plan and the use thereof will not violate any agreement, license or other instrument or duty to which the party furnishing the property is bound, or result in the infringement or violation of any Intellectual Property Right or moral right of any person.

(2) Customer represents, warrants and covenants to Siemens that the provision of any Services in a manner directed or specified by Customer or by the use of Software, Equipment or procedures specified by Customer will not result in the infringement or violation of any Intellectual Property Right or moral right of any person.

7.2  QUALITY OF SERVICES

     Siemens warrants that the Services will be performed with reasonable skill and care and by qualified persons authorized by Siemens to perform the Services, and shall be performed in accordance with the Work Plan as approved by the Customer.

7.3  DISCLAIMER

7.3A THE WARRANTIES CONTAINED IN THIS AGREEMENT ARE IN LIEU OF ANY OTHER WARRANTIES OR CONDITIONS EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

7.3B CUSTOMER SHALL BE RESPONSIBLE FOR THE OVERALL DESIGN OF ALL WORK PRODUCTS DEVELOPED HEREUNDER AND FOR THE FITNESS AND SUITABILITY THEREOF INCLUDING THE SPECIFICATIONS AND FEATURE SELECTION TO MEET CUSTOMER'S REQUIREMENTS AND THOSE OF CUSTOMER'S CUSTOMERS.

7.4  EXCLUSION OF CERTAIN LIABILITIES

7.4A IN NO EVENT WILL EITHER PARTY BE LIABLE FOR DAMAGES HEREUNDER OR UNDER ANY WORK PLAN WITH RESPECT TO SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL LOSS (EVEN IF IT HAS BEEN


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ADVISED OF THE POSSIBILITY OF SUCH LOSS) INCLUDING, BUT NOT LIMITED TO, LOST
BUSINESS REVENUE, LOSS OF PROFITS, LOSS OF DATA OR FAILURE TO REALIZE EXPECTED PROFITS OR SAVINGS.

7.4B FOR BREACH OR DEFAULT BY SIEMENS OF ANY OF THE PROVISIONS OF THIS AGREEMENT OR ANY WORK PLAN, SIEMEN'S ENTIRE LIABILITY, REGARDLESS OF THE FORM OF ACTION, WHETHER BASED ON CONTRACT OR TORT, INCLUDING NEGLIGENCE, SHALL IN NO EVENT EXCEED EITHER THE AMOUNT PAID BY CUSTOMER FOR THE SERVICE THAT IS THE SUBJECT OF THE CLAIM OR, IN THE AGGREGATE IN RESPECT OF ALL CLAIMS UNDER OR RELATED TO A WORK PLAN, THE AMOUNT PAID BY CUSTOMER UNDER THE APPLICABLE WORK PLAN.

                        ARTICLE 8 - TERM AND TERMINATION
                        --------------------------------
8.1  TERM

     The term of this Agreement commences on the Effective Date and will continue until terminated by either party by giving the other no less than one hundred eighty (180) days prior written notice in writing. Subject to the provisions of this Agreement, all Work Plans executed by the parties during the term hereof which require performance beyond the term hereof shall be so performed and shall continue to be subject to the terms and conditions of this Agreement until each party's performance under the Work Plan is completed or until each party's obligations under the Work Plan is otherwise discharged.

8.2  TERMINATION FOR CAUSE

     (1)  In the event a party:

          (1) materially breaches any of its duties, obligations or responsibilities under this Agreement or a Work Plan, which breach shall not be substantially cured within sixty (60) days after written notice is given to the breaching party specifying the breach, or
          (2)  commits an Act of Insolvency (as defined below),

          then the party not in breach or insolvent, as the case may be, may, by promptly giving notice thereof to the other party, terminate the Work Plan affected by the default or this Agreement as of the date specified in such notice of termination. In the event of such material breach which is not substantially cured within sixty (60) days after written notice or insolvency by Customer, Siemens shall have the right, at its sole option in lieu of giving notice to terminate this Agreement or a Work Plan, to cancel or delay the performance by Siemens of its obligations under the Work Plan affected by that Customer default.
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     (2)  For the purposes of this Section 8.2, a party shall be deemed to have committed an Act of Insolvency if it becomes insolvent or bankrupt, or reorganizes its business under or takes advantage of as a debtor any bankruptcy or insolvency laws or shall take steps or have steps taken against it for the for the winding up of its corporate existence, or shall have a receiver, trustee or other officer appointed for its property and such receiver, trustee or other officer is not removed within thirty (30) days of its appointment, or, with respect to Siemens, shall have a notice of intention under Section 50.4 of the Canada Bankruptcy and Insolvency Act (the "BIA") or a proposal under the BIA made or, with respect to Customer, shall have filed for protection under Chapter 11 of the United States Bankruptcy Code.

8.3  SURVIVAL

     The parties hereto agree that the provisions hereof requiring performance or fulfillment after the expiry or earlier termination of this Agreement or any Work Plan, as the case may be, shall survive such expiry or earlier termination.
Article 3, 4, 5, 9 & 10 and Sections 7.3, 11.11, 11.12, 11.14 and 11.15 shall survive the expiration or termination of this Agreement.

              ARTICLE 9 - REVIEW COMMITTEE AND DISPUTE RESOLUTION
              ---------------------------------------------------
9.1  JOINT REVIEW COMMITTEE

     Siemens and Customer agree to create a Joint Review Committee consisting of not less than two (2) senior executives from each party. The Joint Review Committee will: (i) review, on a periodic basis, performance objectives and measurements; (ii) approve changes to procedures; and (iii) attempt to resolve disputes between the parties and (iv) address such other matters as may be delegated to them under any Work Plan.

9.2  DISPUTE RESOLUTION

     In the event of any dispute or disagreement between Customer and Siemens with respect to the interpretation of any provision of this Agreement or any Work Plan, the performance of Siemens or Customer under this Agreement or any Work Plan, or any other matter that is in dispute between the parties related to the Agreement or a Work Plan, upon the written request of either party, the Customer Representative and the Siemens Representative and the members of the Joint Review Committee will meet for the purpose of resolving such dispute. Customer and Siemens will discuss the problem and negotiate in good faith without the necessity of any formal proceedings related thereto. No formal proceedings for the resolution of such dispute may be commenced until either party concludes in good faith that applicable resolution through continued negotiation of the matter in issue does not appear likely; provided, however, that this section shall not prevent either party from seeking injunctive relief for misuse or misappropriation of its confidential or proprietary information. The parties further agree that all disputes hereunder shall,


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at the option of either party, be resolved by the Presidents of the Customer and
Siemens respectively.

9.3  PERFORMANCE NOTWITHSTANDING DISPUTE

     Subject to the provisions of this Agreement or any Work Plan, both Siemens and Customer shall continue the performance of their respective obligations during the resolution of any dispute or disagreement, unless and until this Agreement or the Work Plan which is the subject of the dispute, as the case may be, is terminated or expires in accordance with its terms and conditions.

                             ARTICLE 10 - PERSONNEL
                             ----------------------
10.1 INDEPENDENT CONTRACTOR

     Siemens employees shall be deemed not to be at any time employees or servants of Customer and Siemens is and shall remain an independent contractor for all purposes. Unless otherwise agreed to in a Work Plan, Siemens does not undertake to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations.

10.2 SOLICITATION OF EMPLOYEES OF SIEMENS

     Customer agrees not to solicit any of Siemens's employees or former employees who were employed by Siemens and with whom Customer had dealt with hereunder at any time during the period of one (1) year from the end of the Customer's dealings with such employee. Customer also agrees to provide Siemens no less than 30 days' prior written notice of its intention to hire or contract, directly or indirectly, with any of Siemens's employees, or former employees, who were employed by Siemens and who Customer had dealt with hereunder. Customer understands and agrees that if it breaches this covenant, which Customer acknowledges is reasonable and necessary for the protection of the legitimate interests of Siemens, Siemens shall be entitled to enforce this covenant by means of interim, interlocutory, and final injunctions, to which Customer hereby expressly consents, without prejudice to any other remedy which may be available to Siemens.


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10.3 SOLICITATION OF EMPLOYEES OF CUSTOMER

     Siemens agrees not to solicit any of Customer's employees or former employees who were employed by Customer and with whom Siemens had dealt with hereunder at any time during the period of one (1) year from the end of the Siemens's dealings with such employee. Siemens also agrees to provide Customer no less than 30 days' prior written notice of its intention to hire or contract, directly or indirectly, with any of Customer's employees, or former employees, who were employed by Customer and who Siemens had dealt with hereunder. Siemens understands and agrees that if it breaches this covenant, which Siemens acknowledges is reasonable and necessary for the protection of the legitimate interests of Customer, Customer shall be entitled to enforce this covenant by means of interim, interlocutory, and final injunctions, to which Siemens hereby expressly consents, without prejudice to any other remedy which may be available to Customer.

                              ARTICLE 11 - GENERAL
                              --------------------
11.1 HEADINGS

     The division of this Agreement or any Work Plan into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Agreement or the Work Plan, as the case may be. The terms "this Agreement", "hereof", "hereunder" and similar expressions in this Agreement refer to this Agreement and Work Plan and not to any particular Article, Section or other portion and include any agreement supplemental hereto. The terms "this Work Plan", "hereof", or "hereunder" and similar expressions in a Work Plan refer to the Work Plan and not to any particular Article or Section of the Work Plan or other portion thereof and include any agreement supplemental thereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement. References to Articles and Sections in a Work Plan are to Articles and Sections of the Work Plan, unless otherwise stated.

11.2 EXTENDED MEANINGS

     In this Agreement and in Work Plans words importing the singular number only shall include the plural and vice versa, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations, corporations and other entities. The terms "provision" and "provisions" in this Agreement or in a Work Plan refer to terms, conditions, provisions, covenants, obligations, undertakings, warranties and representations in this Agreement or the Work Plan, as the case may be.

11.3 NOTICES

     For the purposes of this Agreement, and for all notices and correspondence hereunder, the addresses of the respective parties have been set out at the beginning of this Agreement and no change of address shall be binding upon the other party hereto until written notice thereof is received by such party at the address shown herein. Notices to Siemens shall be sent to the attention of Mr. Otto Schmalz, facsimile 905-819-5791 (or such other person as Siemens may designate in a notice to Customer). Notices to Customer shall be sent to the attention of Mr. Thomas Burkardt, facsimile 978-848-0395 (or such other person as Customer may designate in a notice to Siemens), and copies of all notices to Customer shall be sent to Unisphere Solutions, Inc., One Executive Drive, Chelmsford, Massachusetts 01824, attention: General Counsel, Unisphere Solutions, Inc. All notices shall be effective upon receipt if delivered personally, on the next business day if sent by reputable overnight courier and seven (7) days after mailing if sent by prepaid registered or certified mail. Notices sent by facsimile shall be effective upon receipt, provided that a confirming copy is hand delivered, sent by reputable overnight courier, or mailed by prepaid registered or certified mail.

11.4 MUTUAL AGREEMENT

     In this Agreement and in Work Plans, where the Agreement or consent of a party is required, such Agreement or consent shall not be unreasonably withheld.

11.5 ACCOUNTING TERMS

     All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles.

11.6 CURRENCY

     All references to currency are deemed to be in US Dollars unless expressed to be in some other currency.

11.7 ENGLISH LANGUAGE

     The parties have requested that this Agreement and all communications and documents relating hereto be expressed in the English language. Les parties ont exige que la presente convention ainsi que tous documents s'y rattachant solent rediges dans la langue anglaise.

11.8 FORCE MAJEURE

     If the performance of this Agreement or any Work Plan, or any obligation thereunder except the making of payments hereunder is prevented, restricted, or interfered with by reason of fire, flood, earthquake, explosion or other casualty or accident or act of God; strikes or labour disputes; inability to procure or obtain delivery of parts, supplies, power, Equipment or Software from suppliers, war or other violence; any law, order proclamation, regulation, ordinance, demand or requirement of any governmental authority; or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the party so affected shall take all reasonable steps to avoid or remove such cause of non-performance and shall resume performance hereunder with dispatch whenever such causes are removed.

11.9 SEVERABILITY

     If any provision of this Agreement or any Work Plan is declared or found to be illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void and does not relate to the payments to be made to Siemens. If the remainder of this Agreement or the Work Plan, as the case may be, shall not be affected by such declaration or finding and is capable of substantial performance, then each provision not so affected shall be enforced to the extent permitted by law.

11.10 INSURANCE AND RISK OF LOSS

     When a Contract requires performance by Siemens's or Customer's employees on the other party's premises, the performing party shall carry and maintain worker's compensation and employer's liability insurance covering its employees engaged in such performance. Each party shall bear the risk of loss or damage to Equipment and Software of the other while in the care, possession or control of such party and shall carry insurance against such loss. Each party shall also carry insurance which is required against losses or damages caused by the performing party's negligence.

11.11 ASSIGNMENT

     Neither this Agreement nor any Work Plan nor any rights granted hereby may be assigned by Siemens without Customer's prior written consent and any such attempted assignment shall be null and void. This Agreement and Work Plan shall inure to the benefit of and be binding upon the parties and any successor or permitted assign. The parties agree that Siemens may delegate to affiliates of Siemens and to agents, suppliers and contractors of Siemens any of the obligations herein imposed upon Siemens only with the prior written consent of Customer, and Siemens may disclose to any such permitted persons any information required by them to perform the duties so delegated to them, but such delegation shall nor relieve Siemens of its performance obligations hereunder or under any Work Plan. Customer may assign this Agreement to any direct or indirect subsidiaries of Siemens AG.

11.12 WAIVER

     No modification, addition to or waiver of any rights, obligations or defaults shall be effective unless in writing and signed by the party against whom the same is sought to be enforced. One or more waivers of any right, obligation or default shall not be construed as a waiver of any subsequent right, obligation or default. No delay or failure of either party in exercising any right hereunder and no partial or single exercise thereof shall be deemed of itself to constitute a waiver of such right or any other rights hereunder.

11.13 GOVERNING LAW

     This Agreement and all Work Plans shall be governed by and construed in accordance with the laws of the Province of Ontario, except its conflicts of law principles.

11.14 INDEMNITY

     (1) Siemens and Customer (the "Indemnitor" as the case may be) each agree to indemnify, defend and hold harmless the other from any and all losses arising out of (i) the death or bodily injury of any agent, employee, customer, business invitee or visitor of the other party caused by the negligence of the Indemnitor or its employees or subcontractors, and (ii) the damage, loss or destruction of any real, or tangible property of the other party caused by the negligence of the Indemnitor or its employees or subcontractors.

     (2) Customer will indemnify Siemens, its officers, directors and employees from and against any losses, costs, damages, liabilities and expenses (including reasonable counsel fees) arising out of any breach of this Agreement or any Work Plan by Customer. Likewise, Siemens will indemnify Customer, its officers, directors and employees from and against any losses, costs, damages, liabilities and expenses (including reasonable counsel fees) arising out of any breach of this Agreement or any Work Plan by Siemens.

     (3) The obligations of the parties under Sections 11.14(a) and 11.14(b) to indemnify and save harmless the other are, in the case of any claim for indemnification hereunder which arises out of a claim by a third party, conditional upon the party that is otherwise entitled to be indemnified (the "Indemnitee") giving prompt written notice to the Indemnitor of such claim and permitting the Indemnitor at its expense to participate in all negotiations related thereto, to assume the defence of any action or proceeding relating thereto and to determine (with the Indemnitee, acting reasonably) whether any settlement should be made with respect thereto; provided that if, in the sole opinion of the Indemnitee, the interests of the Indemnitee are different from those of the Indemnitor in connection with such claim, the Indemnitee will have the right, at its own expense, to defend its own interests provided that any settlement of such claim is on terms and conditions approved by the Indemnitor, acting reasonably. If the Indemnitor does not defend any claim, the Indemnitee will have the right to do so on its own behalf and on behalf of the Indemnitor at the expense of the Indemnitor. In the event that the Indemnitor shall be obligated to indemnify and save harmless the Indemnitee, the Indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnitee with respect to the claims and defences to which such indemnification relates.

11.15 FURTHER ASSURANCES

     Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and Work Plans.

11.16 INCORPORATION OF SCHEDULES

     Schedule A annexed hereto is incorporated in this Agreement and is deemed to be a part hereof and any references to this Agreement shall mean this Agreement and include Schedule A.

11.17 ENTIRE AGREEMENT

     This Agreement and any Work Plan which the parties may from time to time agree to in writing constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and Agreements between the parties hereto with respect thereto. There are no provisions, representations, undertakings, agreements, or collateral agreements between the parties other than as set out herein or in any Work Plan and the parties agree that no obligations or duties not set out expressly herein shall be imposed upon the parties or implied by law. Unless otherwise agreed to in writing by the parties, Customer's orders for Services shall be governed by the terms of this Agreement and the applicable Work Plans and nothing contained in any purchase order, letter or other instrument shall in any way modify, vary, change or add any term or condition hereto. Work Plans shall not be binding on Siemens until accepted by it in writing by the execution and acceptance of Work Plans and Siemens shall have no liability to Customer with respect to orders that are not accepted.

                                  SCHEDULE "A"

                      SAMPLE DEVELOPMENT PROJECT AGREEMENT

                        Siemens Telecom Innovation Centre
                      a Division of Siemens Canada Limited
                                 2185 Derry Road
                              Mississauga, Ontario
                                     L5N 7A6
                                   ("Siemens")


                            Unisphere Solutions, Inc.
                                  ("Customer")

                     Development Project Agreement Number __

     This Development Project Agreement is made pursuant to a Software Development Services Agreement between Customer and Siemens made as of the ____ day of ________________, 1999 (the "Services Agreement"). All of the provisions of the Services Agreement are incorporated into this Work Plan. In addition, the following provisions shall be applicable to this Development Project Agreement.

[INSERT HERE THE TERMS AND CONDITIONS APPLICABLE TO THE DEVELOPMENT PROJECT AGREEMENT.]

     This Development Project Agreement and the Services Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no provisions or collateral agreements express, implied or statutory, between the parties other than as expressly set forth in this Development Project Agreement and the Services Agreement.

     In Witness Whereof the parties have executed this Development Project Agreement as of the ___ day of ____________________, in the year _______.

Siemens Canada Limited                      Unisphere Solutions, Inc.

By:                                         By:
   --------------------------------            ---------------------------------
Name:                                       Name:
Title:                                      Title:

                          DEVELOPMENT PROJECT AGREEMENT


                                     Between


                            UNISPHERE SOLUTIONS INC.


                               One Executive Drive
                             Chelmsford, MA, 01824,
                                       USA

                   - hereinafter referred to as "Unisphere" -

                                       and

                        SIEMENS TELECOM INNOVATION CENTRE
                                  A division of
                               SIEMENS CANADA LTD.
                                 505 March Road,
                              Kanata, ON, K2K 2M5,
                                     Canada

                       - hereinafter referred to as "STIC" -

WHEREAS, Unisphere and STIC are developing strategic, long term Agreements, that will enable both Parties to coordinate certain of their activities relating to the Areas of Business for the purpose of collaboratively engaging in research, development and other activities.

WHEREAS, Unisphere and STIC are engaged in development projects related to their defined, technologically feasible, future products, which are to be produced and marketed to address, defined future markets for these products, for which collaborative engineering services are required to develop these products.

NOW THEREFORE, In consideration of the mutual premises and agreements hereinafter and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto mutually covenant and agree with each other as follows:

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                      (001)


                                TABLE OF CONTENTS

DEVELOPMENT PROJECT AGREEMENT.....................................................................................1

INTRODUCTION......................................................................................................4

      1      Background...........................................................................................4
      2      Short Descriptions of the Projects...................................................................4
             2.1   Unisphere Management Centre (UMC)..............................................................4
             2.2   Customer Projects..............................................................................5
             2.3   Customer Documentation.........................................................................6
             2.4   Customization Projects.........................................................................6
      3      Preamble.............................................................................................7
      4      Definitions..........................................................................................7
      5      Project Specifications...............................................................................8
      6      Other Terms and Conditions..........................................................................11

ATTACHMENT A.....................................................................................................13

   STATEMENT OF WORK.............................................................................................13
      1      Objectives..........................................................................................13
      2      Statement of Work...................................................................................13
      3      List of Deliverables................................................................................13
      4      Project Work Plan...................................................................................13
      5      Major Project Milestones............................................................................13
             5.1   January 17, 2000 - UMC 1.0 Beta...............................................................13
             5.2   February 29, 2000 - UMC 1.0 FCS...............................................................13
             5.3   July 15, 2000 - UMC 2.0 Beta..................................................................14
             5.4   September 15, 2000 - UMC 2.0 FCS..............................................................14
      6      Project Management Sign-off Authority...............................................................14
      7      Product Review Board................................................................................14
      8      Steering Committee..................................................................................14
      9      Project Management Methodology, Reporting and Tracking..............................................14
             9.1   Progress Reviews..............................................................................14
             9.2   Project Management Methodology................................................................15
      10     Information, Software, and Hardware Dependencies....................................................15

ATTACHMENT B.....................................................................................................16

   SOLUTION REQUIREMENTS DEFINITION..............................................................................16
      1      Objectives..........................................................................................16
      2      Functional Specification............................................................................16

ATTACHMENT C.....................................................................................................17

   CONTRIBUTED PERSONNEL, IPR'S AND DEVELOPED COMPONENTS.........................................................17
      1      Objectives..........................................................................................17
      2      Expected Contribution of Personnel..................................................................17
             2.1   Provisioning of employees.....................................................................17
             2.2   Unisphere.....................................................................................17
             2.3   STIC..........................................................................................17

ATTACHMENT D.....................................................................................................18

   CAPITAL EQUIPMENT AND DEVELOPMENT PROJECT EXPENSES............................................................18
      1      Objectives..........................................................................................18
      2      Desktop Capital Acquisitions........................................................................18
      3      Laboratory Equipment................................................................................18



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Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
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
      4      Employee-Related Expenses...........................................................................18

ATTACHMENT E.....................................................................................................20

   Design Criteria & Acceptance Testing..........................................................................20

ATTACHMENT F.....................................................................................................21

   PAYMENT SCHEDULE..............................................................................................21
      1      Costs:..............................................................................................21
      2      Terms and Conditions:...............................................................................21

ATTACHMENT G.....................................................................................................22

   Extraordinary Equipment Requirement and Licence Fee Requirement...............................................22

ATTACHMENT H.....................................................................................................23

   ROADMAP.......................................................................................................23

ATTACHMENT I.....................................................................................................24

   PROJECT PLAN..................................................................................................24


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Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  INTRODUCTION

1    BACKGROUND

From November 1998 STIC, under the authority from ICN Munich, was given permission to start preliminary work on the development of a series of new IP products for a new company to be formed: Unisphere Solutions Inc. This Service Management and Network Management System (Unisphere Management Centre - UMC) is an integral part of the preliminary work that formed the basis for products and services to be provided to Unisphere Solutions.

THIS DOCUMENT CAPTURES THE SCOPE OF THE PRODUCTS, SPECIFIC PRODUCT REQUIREMENTS, DEVELOPMENT FUNCTIONAL SPECIFICATION IN SUPPORT OF PRODUCT DEVELOPMENT, ROADMAP, DEVELOPMENT STAFFING AND ORGANIZATION IN SUPPORT OF UNISPHERE, PROJECT PLAN, DEVELOPMENT DELIVERABLES, SYSTEM TEST, DOCUMENTATION, TRAINING, PRODUCT RELEASE AND REQUIRED BUDGETS IN SUPPORT OF UMC DEVELOPMENT AND CUSTOMER PROJECTS ACTIVITIES.


2    SHORT DESCRIPTIONS OF THE PROJECT

2.1   UNISPHERE MANAGEMENT CENTRE (UMC).

UMC will support service definition, registration, provisioning , monitoring, assurance, rating and billing for the Unisphere Solutions portfolio of network equipment for the first releases. Future releases will include support for competitors' equipment. Initial target customers will be carrier class ISPs, CLECs, and ILECs.

The UMC architecture will provide for an open and multi-vendor approach to support Network and Service management functionality.

UMC will be a directory enabled policy powered approach to network and service management. This means that:

     - all management information which is shared among components and systems will be stored in a logically centralized directory, and

     - a logically centralized policy decision engine will make end-to-end service configuration decisions to ensure that users get their contracted service levels, regardless of the network state.

UMC will provide an open architecture to:

     -    enable easy integration into customer environments, and

     -    allow customization and plug and play substitution of components.


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Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
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Wherever possible, these services will be enhanced to showcase the advanced service quality and VPN, and IP telephony features of the Unisphere product portfolio.

UMC will be positioned between the customer environment and the network equipment, including network management systems (NMSs), element management systems (EMSs), and network elements (NEs).

UMC will have open upward facing interfaces into the customer environment, which will allow for:

     - scripting interactions between UMC components to enable the development of new services,

     - component plug in interfaces which allow the use of existing customer solutions (for instance, registration, customer care) instead of the components provided by the standard UMC solution,

     - open billing interfaces which allow integration with the embedded customer billing system, and

     - data population interfaces which allow the import of and synchronization with existing customer data sources such as directories, RADIUS, and transactional databases.

Looking down from UMC, we see interfaces for:

     - monitoring the performance and fault status of the services implemented in the network,

     - provisioning and updating the policies enforced by the network equipment, and

     -    collecting the usage data from the network.

UMC will provide a network integration framework that eases integration with NMSs, EMSs and NEs as appropriate.

UMC will also incorporate a peer interface so UMC systems managing different domains can coordinate to offer network wide services.

Details can be obtained from the Unisphere document SERVICE MANAGEMENT CONCEPT, Version 1.0, June 1, 1999. Details of the UNMC can be found in the INITIAL NETWORK MANAGEMENT REQUIREMENTS DOCUMENT Version 1.0, September 30, 1999.

2.2  CUSTOMER PROJECTS

This work covers activities associated with the UMC product introduction. It also includes all activities considered to be R&D technical support for program management.

1. Beta Introduction:


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Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
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This effort includes R&D activities associated with introducing beta releases in the customer site. The lead will plan, and deploy the beta release in customer's site. This effort includes testing the beta release in the customer environment and train customers on how to use the system.

2. Product Introduction:

This activity is similar to Beta introduction, but with a bigger scope including other Unisphere organizations, such as professional services and sales.

3. System Management:

The customer project group will provide engineering support with regards to all issues related to system management, such as, reliability, system deployment, operational concepts, servers sizing and automated pricing tools.

4. Engineering the UMC Demo:

This work covers all activities associated with Engineering the UMC for customer demos. This work will also include providing technical support to all other demo sites by updating them with the latest setup and functionality.

2.3  CUSTOMER DOCUMENTATION

This work covers both creating customer's documentation and maintaining the documentation server for all UMC documents.

2.4  CUSTOMIZATION PROJECTS

This work will cover all development associated with customizing the UMC for a specific customer. This DPA covers only initial resources to build UMC integration know-how and provide basic engineering support for establishing concepts, planning and provide effort estimation.

BUDGET AND RESOURCES REQUIRED FOR EACH CUSTOMIZATION PROJECT WILL BE PRESENTED TO THE PRB (PROJECT REVIEW BOARD) FOR APPROVAL


This is a Development Project Agreement (DPA) entered into pursuant to the SOFTWARE DEVELOPMENT SERVICES AGREEMENT dated as of October 1, 1999 between Unisphere and STIC. The SOFTWARE DEVELOPMENT SERVICES AGREEMENT is intended to be a master agreement to govern all Software Development Services provided by STIC to Unisphere.

UNLESS OTHERWISE SPECIFIED, THIS DEVELOPMENT PROJECT AND DPA HERETO WILL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE SOFTWARE DEVELOPMENT SERVICES AGREEMENT IN ITS ENTIRETY.


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Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
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3    PREAMBLE

This software development project aims for providing Unisphere customers with easily maintainable and deployable IP data networking solutions.

The project will be entirely funded by Unisphere Solutions. STIC will provide staffing, product development efforts, project management, set-up and maintenance of the development environment, demonstration environment, support for customers, sales technical support, product management and program management support, documentation, Beta test support, initial customer installation, maintenance, as well as technical leadership and advice. Parts of the Unisphere development environment will be used and assistance of various Unisphere support groups will be provided. Unisphere will provide market information, customers' input/feedback, and product management and direction.

Subject to specific agreements, both Parties may wish to continue with further developments in the spirit of joint development principles.

4    DEFINITIONS

     a. "Agreement" will mean this Development Project Agreement and all schedules and exhibits attached hereto as such may be amended from time to time in accordance with the provisions hereof.

     b. "Approval Authorities" will mean the body or bodies having responsibility for approving the Products for connection to relevant public telecommunications networks in a country.

     c. "Party/Parties" will mean the Parties to this Agreement, namely Unisphere and STIC.

     d. "Collaboratively Developed Products" means collectively the Collaboratively Developed Assemblies and Collaboratively Developed Software Modules and which are typically salable or licensable items.

     e. "Collaboratively Developed Software Modules" means collaboratively developed software modules which are based upon a combination of Contributed Components and Developed Components and which are typically licensable items.

     f. "Collaboratively Developed Solutions" means an integration of Collaboratively Developed Products, along with the Required Standard Products to form a resultant system.

     g. "Contributed Components" means hardware, software and firmware which are: (i) owned by a Party prior to execution of this Agreement; or
          (ii) under development; or (iii) independently developed under an Own Development; or (iv) independently procured by a Party and are


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Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
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          contributed to a collaborative development pursuant to a Development
          Project during the term of this Agreement.

     h. "Developed Components" means hardware, software and firmware that result from deliverables generated by the development efforts of either Party that are undertaken as part of a Development Project.

     i. "Development Project" means a development project undertaken by the Parties pursuant to a Development Project Agreement ("DPA") approved and signed by both Parties.

5    PROJECT SPECIFICATIONS

     a. STATEMENT OF WORK. The Statement of Work to be performed under this DPA, including a list of all deliverables and a project work plan, is set out in Attachment A.

          Major Project Milestones for this Development Project are set out in Attachment A.

          The Solution Requirements Document for this Development Project is set out in Attachment B.

     b. DELIVERABLES. The Deliverables to be developed under this DPA are identified in Attachment H - the Roadmap.

     c. IDENTITY OF PROGRAM MANAGER. The Program Manager for the purpose of the Development Project covered by this DPA, is Craig Bardenheuer (Unisphere).

     d. IDENTITY OF TECHNICAL COORDINATORS. The Technical Coordinators for both Parties, for the purpose of the Development Project covered by this DPN, are Craig Bardenheuer for Unisphere and Paulo Lima for STIC.

     e. IDENTITY OF CUSTOMER PROJECTS COORDINATORS. The Customer Projects Coordinators for both Parties, for the purpose of the Development Project covered by this DPA, are Craig Bardenheuer for Unisphere and Uwe Malinowski for STIC.

     f. IDENTITY OF PROJECT MANAGERS. The Project Managers who will manage the Development Project and who will have primary responsibility for the Development Project covered by this DPA are:

          Program Manager - Craig Bardenheuer (Unisphere)
          Project Manager, Core Products Development Program - Julio de Oliveira
          (STIC)
          Project Manager, Customer Products Development Program - Matthew Eglin
          (STIC)

          Unisphere will be entitled at any time to replace any of its Project Managers. STIC will be entitled at any time to replace its Project Managers.


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     g.   IDENTITY OF DEVELOPMENT MANAGERS. The Development Managers who will manage the Technical Development and who will have primary responsibility for the Technical Development covered by this DPA are:

          Steffen Ries (STIC)
          Greg Sidebottom (STIC)
          Dmitry B. Ryumkin (STIC)
          Frank Degen (System Integration and Testing - STIC)

          STIC will be entitled at any time to replace any of its Development Managers.

     h. EXPECTED CONTRIBUTION OF THE PARTIES. The expected contribution, in the form of technology, equipment and/or personnel, of each Party to the Development Project covered by this DPA will be set out as follows:

               TECHNOLOGY. The expected contributions of the Parties, insofar as technology and their derivative Contributed Components are concerned, are set out in Attachment C.

               EQUIPMENT. The expected contributions of the Parties, insofar as capital equipment is concerned, are set out in Attachment D.

               DEMO. STIC is expected to build, deliver, present, maintain and assist in knowledge transfer of a professional demo environment in support of all Unisphere UMC projects.

               ROADMAP. The expected scope of the development is identified in the UMC Roadmap for phase 1 and phase 2 of the project. The Roadmap is presented in Attachment H.

               Unisphere and STIC will hold regular biweekly product review meetings to discuss status of the roadmap, and adjust accordingly to meet the dynamic nature of the Unisphere's business.

               PERSONNEL. The expected contributions of the Parties, insofar as dedicated personnel for the Development Project are concerned, are set out in Attachment C.

     i. TIME SCHEDULE. The term of the Development Project will commence on the date hereof and will continue until the Development Project is completed, or dissolved pursuant to the terms and conditions of the SOFTWARE DEVELOPMENT SERVICES AGREEMENT thereof or by other relevant mutually agreed reasons.


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          Major project milestones are documented in Attachment A. Project management sign-off authority for each major milestone for this Development Project will be defined by the Technical Coordinators and set out in Attachment A.

          Each Party's responsibilities for project management reporting and tracking for the purpose of producing the Deliverables covered by the DPA are defined in Attachment A.

     j. PAYMENTS FOR DEVELOPMENT. Unisphere will bear 100% of the cost of this project. Any payments to be made by Unisphere to STIC will be done on a cash basis according to the payment schedule (Attachment F).

     k. OWNERSHIP OF WORK RESULTS. Work Results arising under this DPA will be owned by Unisphere according to Article 4.2 of the SOFTWARE DEVELOPMENT SERVICES AGREEMENT.

     l. DOCUMENTATION PREPARATION. The responsibilities of each Party for the preparation of Design, Manufacturing, and Customer documentation relating to the deliverables resulting from the Development Project covered by this DPA are outlined in Attachment A.

     m. CAPITAL EQUIPMENT. The policies relating to the purchase of capital equipment, tools and supplies required for the Development Project covered by this DPA are listed in Attachment D.

     n. EXPENSES. The procedures for the handling of all expenses incurred directly or indirectly by STIC while generating Work Results for the Development Project specified by this DPA are outlined in Attachment D.

     o. DEVELOPMENT ENVIRONMENT. The formal development methodologies to be used on this project, encompassing all aspects of the production of the deliverables covered by this DPA will be based on the Unified Process as described in Kruchten, P., The Rational Unified Process: an Introduction, Addison-Wesley, 1999. Progress control for major milestones will follow the Siemens PEPP Process.

     p. MAINTENANCE. Maintenance of released products will be performed by STIC for a period of not less than 5 years. Separate agreements and contracts will be negotiated and signed for maintenance carried out beyond the period covered by this DPA.

     q. AUTHORIZATION. Each Party represents to the other that it has the requisite power and authority to enter into this agreement and to carry out the transactions contemplated by this agreement.

     r. IPR INFRINGEMENT/SUPPLY OF PRODUCTS. Under this DPA no Party will incur any liability towards the other Party for infringement of intellectual property rights, provided, however, that the parties acknowledge and agree that the terms and conditions of Section 7.1 of the Software Development


SIEMENS Telecom Innovation Centre                     Page 10 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


          Services Agreement between the parties applies to the services and products developed under this DPA.


          THIS WILL CONSTITUTE THE SOLE AND ENTIRE WARRANTY OF EACH PARTY TOWARDS THE OTHER PARTY HEREUNDER.


6    OTHER TERMS AND CONDITIONS

a. BINDING EFFECT. This DPA will inure to the benefit of and be binding upon the Parties and their legal representatives, transferees, and assigns.

b. ESCROW. Both Parties agree that an escrow agreement is not required for the Development Project covered by this DPA, although each Party will provide to the other a copy of all relevant design documentation produced by that party, in the English language.

c. UMBRELLA AGREEMENTS. All terms and conditions contained within this DPA, and the actual execution of the Development Project described by this DPA, will be governed by the terms of the DPA.


CONTACTS:

UNISPHERE SOLUTIONS INC.
Technical: Thomas Burkardt, COO
           Craig Bardenheuer
Contracts: Thomas Burkardt, COO
           Suzanne M. Zabitchuck, General Counsel


STIC
STIC Contact: Richard Schlag       Richard.Schlag@innovation.siemens.ca
Development Program: Paulo Lima    Paulo.Lima@innovation.siemens.ca
Customer Programs: Paulo Lima      Paulo.Lima@innovation.siemens.ca
Financial Contact: Bruno Schwarz   Bruno.Schwarz@siemens.ca


SIEMENS Telecom Innovation Centre                     Page 11 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


IN WITNESS WHEREOF the parties hereto have executed this DPA this 9th day of May, 2000.

UNISPHERE SOLUTIONS INC.                   SIEMENS CANADA LTD.


By: /s/ Thomas Burkardt                    By: /s/ Bruno Schwarz
    -------------------                        -----------------
    Signature                                  Signature

    Name: Thomas Burkardt                      Name: Bruno Schwarz

    Title: COO                                 Title: Financial Contact
           Unisphere                                  Siemens Canada Ltd.


                                           And: /s/ Richard Schlag
                                                ------------------
                                                Signature

                                                Name: Richard Schlag

                                                Title: VP
                                                       Telecom Innovation Centre

                                           And: /s/ Paulo Lima
                                                ------------------
                                                Signature

                                                Name: Paulo Lima

                                                Title: Director, IP Solutions
                                                       Telecom Innovation Centre


SIEMENS Telecom Innovation Centre                     Page 12 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  ATTACHMENT A

                                STATEMENT OF WORK

1    OBJECTIVES

DPA Attachment A defines the Statement of Work for the Development Project covered by this DPA.

2    STATEMENT OF WORK

Work will be performed on both Parties' premises using a combination of contributed and developed components. STIC will provide the development efforts, set-up and maintenance of the development environment, support for customers, sales technical support, as well as technical leadership and advice. Parts of the Unisphere development environment will be used and assistance of various Unisphere support groups will be provided. Unisphere will provide market information, customers' input/feedback, and product management and direction.

3    LIST OF DELIVERABLES

The deliverables are identified in Attachment H - Roadmap.

4    PROJECT WORK PLAN

The project plan is presented in Attachment I.

5    MAJOR PROJECT MILESTONES

The resulting milestones are scheduled as follows and STIC will use all reasonable efforts within the frame of the agreed capacities for such development to comply with such milestones. Unisphere acknowledges that STIC shall otherwise have no liability in the event any scheduled milestone or milestones are not met.

5.1  JANUARY 17, 2000 - UMC 1.0 BETA

5.2  FEBRUARY 29, 2000 - UMC 1.0 FCS


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
Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


5.3  JULY 15, 2000 - UMC 2.0 BETA

5.4  SEPTEMBER 15, 2000 - UMC 2.0 FCS

Detailed milestones are set-out in Appendix H - Roadmap and Appendix I - Project Plan.

6    PROJECT MANAGEMENT SIGN-OFF AUTHORITY

Craig Bardenheuer and Paulo Lima will have the authority for the signing-off of project documents and deliverables for Core Products Development.

Paulo Lima and Craig Bardenheuer will have the authority for the signing-off of project documents and deliverables for Customer Products Development.

7    PRODUCT REVIEW BOARD

A Product Review Board will be established to deal with and resolve issues arising and not contemplated in this DPA. The power to approve any changes in the Solution Requirements Definition, the Roadmap and the Project Plan, in versions mutually agreed by the parties and considered frozen, will reside solely with the Product Review Board.

The members of the PRB are:

Thomas Burkardt (Unisphere), Craig Bardenheuer, (Unisphere), Marcelino Chua (Unisphere), Richard Schlag (STIC), and Paulo Lima (STIC). In the event of a vacancy, the corresponding party shall appoint a successor member to the PRB.

8    STEERING COMMITTEE

A Steering Committee will be established to deal and resolve issues arising and not contemplated in this DPA. The power to approve any changes in the budget will reside solely with the Steering Committee.

The members of the Steering Committee are Thomas Burkardt (Unisphere) and Roland Meinzer (S'Can).

9    PROJECT MANAGEMENT METHODOLOGY, REPORTING AND TRACKING

9.1  PROGRESS REVIEWS.


SIEMENS Telecom Innovation Centre                     Page 14 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


The Parties will conduct joint monthly progress reviews that will cover the activities to date, accomplishments, the activities planned, and any problems that have occurred or are anticipated.

STIC will provide bi-weekly progress reports in written form including accomplishments of the past period, the activities planned for the following period, and any problems that have occurred or are anticipated.

9.2  PROJECT MANAGEMENT METHODOLOGY.

Both Parties agree that the joint project management methodology that will be used by all participants in this Development Project will be based on the Rational Unified Process. All documentation, deliverables, processes, and communications generated during this Development Project will be compliant with the aforementioned methodology where reasonable.

10   INFORMATION, SOFTWARE, AND HARDWARE DEPENDENCIES

Unisphere agrees to deliver the relevant information and documentation necessary to fulfil the requirements of this DPA including, but not limited to: requirement specifications, roll-out plans, software component documentation, hardware specification, and customer requirements.


SIEMENS Telecom Innovation Centre                     Page 15 of 24 May 9, 2000

                                  ATTACHMENT B

                        SOLUTION REQUIREMENTS DEFINITION

1    OBJECTIVES

DPA Attachment B defines the Solution Requirements Definition document for this Development Project.

2    FUNCTIONAL SPECIFICATION

Functional Specification Documents are deliverables of this DPA and will be available on the dates specified in Attachment H - Roadmap.


SIEMENS Telecom Innovation Centre                     Page 16 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  ATTACHMENT C

              CONTRIBUTED PERSONNEL, IPR'S AND DEVELOPED COMPONENTS

1.    OBJECTIVES

DPA Attachment C defines the expected contribution, in the form of technology, equipment and/or personnel, of each Party.

2.    EXPECTED CONTRIBUTION OF PERSONNEL.

2.1  PROVISIONING OF EMPLOYEES.

     Each Party hereby agrees to provide qualified personnel to the Development Project described by this DPA in accordance with Sections 3.2 and 3.3 specified herein.

     Parties may substitute any of their employees assigned to the Development Project, including (without limitation) to those identified in Sections 3.2 and 3.3 herein, at any time with a similarly qualified employee as it deems necessary. The number of assigned employees will vary during the different phases of the project.

2.2  UNISPHERE.

     Unisphere agrees to provide for product management and program management sufficient qualified employees on a full-time basis, as it deems necessary to the success of the Development Project. This will be mutually agreed by both Parties.

2.3  STIC.

     STIC will provide for design implementation, development, quality assurance, and sales support and maintenance sufficient qualified employees on a full-time basis.

     STIC will dedicate to this development project 46 headcounts. At the end of staffing 2 employees will be dedicated to customer projects and 44 employees will be dedicated to core development and testing, or such other combination as Unisphere may determine from time to time.

     Headcounts for customer documentation are not included above and will be negotiated in a project-by-project basis.

     In the event that Unisphere directs reductions in scheduled headcounts, Unisphere will reimburse STIC for actual, reasonable costs resulting from such changes to the extent that STIC cannot reasonably absorb the extra personnel.


SIEMENS Telecom Innovation Centre                     Page 17 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  ATTACHMENT D

               CAPITAL EQUIPMENT AND DEVELOPMENT PROJECT EXPENSES

1.    OBJECTIVES

DPA Attachment D outlines policy with respect to the acquisition of capital equipment, tools and supplies necessary to complete the Development Project. This attachment also outlines how expenses are to be borne by the Development Project covered by this DPA.

2.    DESKTOP CAPITAL ACQUISITIONS.

Unisphere agrees to provide visiting STIC employees with office furniture, computer workstations, telephones, and all other office equipment deemed necessary for that employee to performed any function required by the Project. Unisphere agrees to reimburse STIC for all the cost to provide visiting Unisphere employees with office furniture, computer workstations, telephones, and all other office equipment deemed necessary for that employee to perform any function required by the Project.

3.    LABORATORY EQUIPMENT.

All additional equipment deemed mutually necessary for the project, including but not limited to measurement tools, network elements, TMIN components, power supplies, design verification equipment will be funded by Unisphere. This equipment will be purchased by the Party where the particular activity requiring the use of the equipment occurs. Unisphere will retain sole ownership of aforementioned equipment beyond termination of the Development Project.

4.    EMPLOYEE-RELATED EXPENSES.

          a. LABOR EXPENSES. In order to accomplish the purposes of the Development Project, STIC will be responsible for all expenses relating to their employees, including (without limitation):
               Wages paid for labor on the Development Project's payroll, including contributions, assessments, employee contributions and taxes related thereto, as well as all fringe and other benefits payable with respect thereto;

          b. TRAVEL EXPENSES. In order to accomplish the purposes of the Development Project, Unisphere will be responsible for all STIC employee travel expenses related to the Development Project covered by this DPA, including (without limitation) lodging, airfare, meals, per diems, travel insurance, transportation fares or any sort,


SIEMENS Telecom Innovation Centre                     Page 18 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


               and other reasonable expenses incurred by the employee(s) while participating in the Development Project. Travel expenses as described in this section refer to local Ottawa/Boston travel arrangement and a reasonable amount of overseas travel. Should a project-related extensive travel plan be necessary, then Unisphere will need to approve and pay for such extraordinary travel expenses.

          c. HIRING EXPENSES. Extraordinary expenses to fulfill Unisphere's staffing requirements (e.g. headhunters, signing bonuses, relocation, etc.). will be fully paid for by Unisphere, provided Unisphere approves and receives appropriate documentation of such extraordinary expenses.


SIEMENS Telecom Innovation Centre                     Page 19 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  ATTACHMENT E

                      DESIGN CRITERIA & ACCEPTANCE TESTING


Design criteria and acceptance testing for work results of the project will be specified by pertinent documents of the Siemens PEPP Process.

STIC will use a 2-chamber approach to guarantee independence between development and testing.


SIEMENS Telecom Innovation Centre                     Page 20 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  ATTACHMENT F

                                PAYMENT SCHEDULE


The payments for development will be effected as scheduled below upon issuance of a valid Purchase Order by Unisphere to STIC.


1    COSTS:

The billing rate for headcounts involved in the project is US $150,000/DPY.

For FY 99/00, an average DPY headcount is approx. forty-six (46), resulting in 46 x $150,000 = US $6,900,000.

The billing rate includes, among other things, capital equipment depreciation and software license fees as per Section 4.3 of the Software Development Services Agreement. The capital equipment and software license list required will be mutually agreed prior to issuance of the Purchase Order by Unisphere.

2    TERMS AND CONDITIONS:

Monthly invoices for the work performed by STIC (for work starting June 99) will be issued from the STIC Canada Corporate Organization in Toronto.

Unisphere will provide access to their product information to STIC.


SIEMENS Telecom Innovation Centre                     Page 21 of 24 May 9, 2000

                                  ATTACHMENT G

         EXTRAORDINARY EQUIPMENT REQUIREMENT AND LICENSE FEE REQUIREMENT


The billing rate per headcount in the project is $150,000 U.S. per annum. This amount includes the cost for equipment depreciation and yearly license fees, as per Section 4.3 of the Software Development Services Agreement. Should a special project require abnormally high equipment investment and extraordinarily high license fee requirement, Unisphere will, after agreement of such an extra requirement, pay for the additional cost separately outside the $150,000 U.S. Development Project per person charge.


SIEMENS Telecom Innovation Centre                     Page 22 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  ATTACHMENT H

                                     ROADMAP


This DPA will be signed with the attached draft version of the Roadmap.

The final version of the Roadmap will be delivered on November 15, 1999 and will require approval of the Product Review Board.


SIEMENS Telecom Innovation Centre                     Page 23 of 24 May 9, 2000

Unisphere Management Center (UMC) Project - Development Project Agreement    DPA
                                     (001)


                                  ATTACHMENT I

                                  PROJECT PLAN

This DPA will be signed with the attached version of the Project Plan.

The final version of the Project Plan will be derived from the final Roadmap document.


SIEMENS Telecom Innovation Centre                     Page 24 of 24 May 9, 2000

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)

                                  ATTACHMENT H
                                     ROADMAP

Legend
    Status

          E = evaluating for inclusion in release (e.g. product management request)

          T = target (unscheduled and/or unstaffed), under analysis by engineering

          C = committed by both product management and engineering (scheduled and staffed)

          CD = Completed Development

          CQ = Completed Qualification


Priority


          1 = release gate

          2 = high priority (not release gate)

          3 = medium priority (not release gate)

          4 = low priority (not release gate)


PLM Names:     MC = Marcelino Chua; MCM = Mike Marshall; JPM = Jerome Moisand;
               AMC = Achmad Chadran


Kanata Names:  KA = Kenichi Araki; RN = Reinhard Nappert; SR = Stephen Ries;
               DR = Dmitry Ryumkin; GS = Greg Sidebottom; Alireza?


---------------------------------------------------------------------------------------
Revision history                     Comments                         Status                   TODO:  draft UMC R3
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
   17-Jan-2000                Miscellaneous updates               Distributed as
                                                                  tentative
---------------------------------------------------------------------------------------
   24-Feb-2000           Separation of DET/SRX project            Distributed as
                         Prioritization and misc. updates         tentative for
                                                                  PRB/PAC review.
---------------------------------------------------------------------------------------
   20-Mar-2000           Misc. updates (essentially fixes to      Distributed as
                         comments and network scenarii            tentative for
                         terminology; also added Funk Radius      PRB/PAC review.
                         and service selection network            Ongoing discussions
                         scenario).                               about feasibility and
---------------------------------------------------------------------------------------
   21-Mar-2000           Retagged status column for UMC R1.1      Distributed as
                         and R2, using "T" as items under         tentative for
                         engineering analysis and "E" as items    engineering review.
                         requested by product management but
                         not currently evaluated by
                         engineering.
---------------------------------------------------------------------------------------
    3-Apr-2000           Fixed some dates, added UMC package      Distributed as
                         mapping. Removed Netscape Directory      tentative for
                         Server as a goal for UMC R1.1 Clarify    engineering review.
                         "seeding" package. Replaced
                         "Category" column by "UMC package".
                         Added SRX network management features
                         for UMC R2, used new SMX numbering
                         system.
---------------------------------------------------------------------------------------
    8-May-2000           Moved IP VPNs and a few other items      Distributed as
                         to UMC R2.1. Moved SRX to the DET-SRX    tentative for
                         release plan (viewed as special for      engineering review.
                         ICG). Deleted the "stand-alone"
                         sheet, which was now pretty useless.
                         Updated release dates.
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                           UMC
RELEASE               ROADMAP FEATURE             ID     PACKAGE   STATUS  PRIORITY  PLM  SME        COMMENTS            ACTIONS
------------------------------------------------------------------------------------------------------------------------------------
UMC 1.0


                                                         Attachment H -- Roadmap

                      --------------------------------------------------------------------------------------------------------------
R1.0 Beta 26-Apr-00   Goals:
R1.0 FCS 30-May-00    - BRAS/xDSL subscription
                        & billing
                      - Service Selection
                        Center
                      - Full Network Management
                        capabilities
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
PACKAGES
                      --------------------------------------------------------------------------------------------------------------
                      Overall packaging for UMC  F-01      all       C        1       MC       Integrated product,
                      R1                                                                       yet modular deliverable
                      --------------------------------------------------------------------------------------------------------------
                      Subscriber Management       --       SMC       C        1       MC       Based on Teleknowledge
                      Center                                                                   B3, Radius Meat,
                                                                                               Siemens DirX
                      --------------------------------------------------------------------------------------------------------------
                      Service Selection Center    --       SSC       C        1       MC       SMC + Service
                                                                                               Selection
                      --------------------------------------------------------------------------------------------------------------
                      Dynamic Address             --       DAM       C        1       MC       Add-on to SMC or SSC,
                      Management                                                               based on Process IP
                                                                                               Works
                      --------------------------------------------------------------------------------------------------------------
                      Enhanced Rating and         --       ERB       C        1       MC       Add-on to SMC or SSC,
                      Billing                                                                  based on Teleknowledge
                                                                                               Total-E
                      --------------------------------------------------------------------------------------------------------------
                      Configuration Management    --       CM        C        1       MC       Based on HP Openview
                      --------------------------------------------------------------------------------------------------------------
                      Fault Management            --       FM        C        1       MC       Based on Micromuse
                                                                                               Netcool
                      --------------------------------------------------------------------------------------------------------------
                      Performance Management      --       PM        C        1       MC       Based on Quallaby
                                                                                               Proviso
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK ELEMENTS
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX-700/1400 1.3   F-04   SMC, SSC,    C        1      JPM       All packages except
                      (FCS 03/23) and 1.3.1             DAM, CM,                               SSC need validation
                      (FCS 4/27) as edge router         FM, PM                                 with ERX 1.3
                                                                                               All packages need
                                                                                               validation with ERX
                                                                                               1.3.1.
                       -------------------------------------------------------------------------------------------------------------
                      Support ERX-1400 1.3 as    F-05   CM, FM,      C        1      JPM       Only for Network
                      core router                       PM                                     Management
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK SCENARIOS
                      --------------------------------------------------------------------------------------------------------------
                      Broadband Remote Access    F-08   SMC, SSC,    C        1      JPM       ERX
                      (xDSL, PPPoA/PPPoE)               DAM, CM,
                                                        FM, PM
                      --------------------------------------------------------------------------------------------------------------
                      Direct access to the       F-09   SMC, SSC,    C        1      JPM       ERX
                      Internet                          DAM, CM,
                                                        FM, PM
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
SERVICE MANAGEMENT
                      --------------------------------------------------------------------------------------------------------------
                      Service Selection Web      F-12      SSC       C        1      GSB   SR  Customizable page
                      Portal                                                                   layout
                                                                                               Service provider
                                                                                               definable content
                                                                                               based on criteria in
                                                                                               repository about the
                                                                                               user
                      --------------------------------------------------------------------------------------------------------------
                      Policy-enabled Service     F-13      SSC       C        1      JPM   SR  Each service allows
                      Selection Center (traffic                                                the end-user to access
                      filtering)                                                               a location
                                                                                               Note: can't switch
                                                                                               dynamically between
                                                                                               SP's because allocated
                                                                                               IP address might not
                                                                                               be in SP address
                                                                                               space.
                                                                                               COPS interface to ERX
                                                                                               from SSC (specific
                                                                                               implementation, no
                                                                                               generic COPS
                                                                                               compliance)
                      --------------------------------------------------------------------------------------------------------------
                      Service Definition with    F-14   SMC, SSC     C        1      MCM   KA  BRAS; enabling (or
                      TeleKnowledge                                                            not) service selection
                                                                                               should part of service
                                                                                               definition (then user
                                                                                               name & password, list
                                                                                               of Content Providers
                                                                                               for SSC rating models,
                                                                                               etc)
                      --------------------------------------------------------------------------------------------------------------
                      Service Registration with  F-15   SMC, SSC     C        1      MCM   KA  Subscriber information
                      TeleKnowledge                                                            (name, address, etc)
                      --------------------------------------------------------------------------------------------------------------
                      Service Subscription with  F-16   SMC, SSC     C        1      MCM   KA  Assumption is that
                      TeleKnowledge                                                            EMS/NMS pre-
                                                                                               provisioned layer 2
                                                                                               and layer 3 => only
                                                                                               triggers Radius/SSC
                                                                                               provisioning
                      --------------------------------------------------------------------------------------------------------------
                      Web-based subscriber self  F-17   SMC, SSC     C        2      MCM   KA  Includes Web-based
                      registration/subscription                                                access to bills as
                      with TeleKnowledge                                                       well as basic customer
                                                                                               care
                                                                                               UPDATE: only customer
                                                                                               care & bill
                                                                                               presentment will be
                                                                                               available by UMC R1,
                                                                                               not self-subscription
                                                                                               and self-registration
                      --------------------------------------------------------------------------------------------------------------
                      Integration of             F-18      SSC       C        1      MCM   RN  TK uses LDAP and
                      TeleKnowledge with                                                       directory is DirX; no
                      Service Selection via                                                    policies parameterized
                      directory                                                                at TK level
                      --------------------------------------------------------------------------------------------------------------
                      Service Selection with     F-20      SSC       C        1      GSB   SR  Many of many (e.g.
                      combinable services                                                      Content1 AND Content2)
                      --------------------------------------------------------------------------------------------------------------
                      Service tariff model and   F-21   SMC, SSC     C        2      MCM   KA  Bill by use of each
                      rating engine with                                                       service, time. Info
                      TeleKnowledge                                                            comes from Radius
                                                                                               records.
                      --------------------------------------------------------------------------------------------------------------
                      TeleKnowledge              F-22   SMC, SSC,    C        1      MCM   KA  Based on Radius Merit
                      rating/billing based on           ERB                                    accounting records.
                      Radius server
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      RADIUS Provisioning to     F-23   SMC, SSC     C        1      RAN   RN  Restricted to basic
                      enable services on ERX                                                   B-RAS (see Radius
                                                                                               attributes in SRD).
                                                                                               Radius profiles
                                                                                               defined via
                                                                                               TeleKnowledge B3.
                      --------------------------------------------------------------------------------------------------------------
                      RADIUS server (based on    F-24   SMC, SSC     C        1      RAN   RN
                      Merit) for AAA
                      --------------------------------------------------------------------------------------------------------------
                      DNS/DHCP servers with      F-147     DAM       C        2      RAN   RN  Same as stand-alone
                      Process Software IP
                      Address Works for ERX
                      --------------------------------------------------------------------------------------------------------------


                                                         Attachment H -- Roadmap

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)


                      --------------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT
                      --------------------------------------------------------------------------------------------------------------
                      HPOV network management    F-25      CM        C        1      MCM   DR  Integration with NMC-
                      for ERX                                                                  RX 1.0.1 Will need
                                                                                               validation (regression
                                                                                               test) when NMC-RX 2.0
                                                                                               available
                      --------------------------------------------------------------------------------------------------------------
                      Network fault management   F-26      FM        C        1      MCM   DR  Should take in account
                      with Micromuse Netcool                                                   some new alarms in ERX
                      for ERX                                                                  1.3 (notably IP
                                                                                               interfaces link up/
                                                                                               down)
                      --------------------------------------------------------------------------------------------------------------
                      Network performance        F-131     PM        C        2      JPM   GS  Same as stand-alone.
                      management for Quallaby                                                  Based on Proviso 1.2
                      Proviso for ERX
                      --------------------------------------------------------------------------------------------------------------
POSTPONED TO UMC R1.1 BECAUSE MISMATCH WITH SMX
2.0 FCS AVAILABILITY (MAY 2000)
                      --------------------------------------------------------------------------------------------------------------
                      Support SMX-2100 2.01      F-06   CM, FM,      T        1      GPS       Only for Network
                                                        PM                                     Management
                      --------------------------------------------------------------------------------------------------------------
                      HPOV network management    F-106     CM        C        1      MCM   DR  Same as stand-alone
                      for SMX
                      --------------------------------------------------------------------------------------------------------------
                      Network fault management   F-27      FM        C        1      MCM   DR  Should take in account
                      with Micromuse Netcool                                                   new SMX 2.0 alarms
                      for SMX
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NOW VIEWED AS A CUSTOM PROJECT (ITC/DELTACOM)
                      --------------------------------------------------------------------------------------------------------------
                      Network fault management   F-27      FM        C        1      MCM   DR
                      with Micromuse Netcool
                      for SMX 1.01 (FCS 03/31)
                      --------------------------------------------------------------------------------------------------------------

====================================================================================================================================
UMC 1.1
                      --------------------------------------------------------------------------------------------------------------
Req Freeze 10-Apr-00  Goals:
R1.1 Beta     TBD     - STABILITY (bug fixes,
R1.1 FCS   15-Aug-00    performance tuning,
                        etc)
                      - modular packaging,
                        seeding package
                      - incremental support for
                        network elements and
                        element management (cf
                        SMX 2.0 schedule
                        change; cf NMC by ___
                        element)
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
PACKAGES
                      --------------------------------------------------------------------------------------------------------------
                      Overall packaging for UMC  F-02      all       T        1       MC       Integrated product,
                      R1.1                                                                     yet MODULAR
                                                                                               deliverable. Pricing
                                                                                               structure reflects
                                                                                               modularity. Enhanced
                                                                                               installation
                                                                                               procedures (e.g.
                                                                                               Netcool, possibly
                                                                                               Proviso, possibly SMC/
                                                                                               SSC) Enhanced
                                                                                               documentation
                      --------------------------------------------------------------------------------------------------------------
                      Subscriber Management       --       SMC       T        1       MC       Based on TeleKnowledge
                      Center                                                                   B3, Radius Merit,
                                                                                               Siemens DirX
                      --------------------------------------------------------------------------------------------------------------
                      Service Selection Center    --       SSC       T        1       MC       SMC + Service
                                                                                               Selection
                      --------------------------------------------------------------------------------------------------------------
                      SSC "seeding package"       --       SSC       E        1       MC       New package. Service
                      (name TBD)                                                               Selection Portal
                                                                                               "light" directory +
                                                                                               simple GUI. Single
                                                                                               cheap hardware system
                                                                                               (Sparc)
                      --------------------------------------------------------------------------------------------------------------
                      Dynamic Address             --       DAM       T        1       MC       Add-on to SMC or SSC,
                      Management                                                               based on Process IP
                                                                                               Works
                      --------------------------------------------------------------------------------------------------------------
                      Enhanced Rating and         --       ERB       T        1       MC       Add-on to SMC or SSC,
                      Billing                                                                  based on Teleknowledge
                                                                                               Total-E
                      --------------------------------------------------------------------------------------------------------------
                      Configuration Management    --       CM        T        1       MC       Based on HP Openview.
                                                                                               Add SMX support. Add
                                                                                               45020/46020
                                                                                               integration.
                      --------------------------------------------------------------------------------------------------------------
                      Fault Management            --       FM        T        1       MC       Based on Micromuse
                                                                                               Netcool. Add SMX
                                                                                               support.
                      --------------------------------------------------------------------------------------------------------------
                      Performance Management      --       PM        T        1       MC       Based on Quallaby
                                                                                               Proviso. Add SMX
                                                                                               support.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK ELEMENTS
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX-700/1400       F-04   SMC, SSC,    T        1      JPM       Network and Service
                      1.3.1 (FCS 04/27) as edge         DAM, CM,                               Management
                      router                            FM, PM
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX-1400 1.3.1 as  F-05   CM, FM,      T        1      JPM       Only for Network
                      core router                       PM                                     Management
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX 700/1400 2.0   F-07   SMC, SSC,    T        1      JPM       Network and Service
                      (FCS 06/01) as edge               DAM, CM,                               Management:
                      router                            FM, PM                                 essentially regression
                                                                                               tests, no 2.0 specific
                                                                                               development, except
                                                                                               for fault management
                      --------------------------------------------------------------------------------------------------------------
                      Support SMX-2100 2.01      F-06   CM, FM,      T        1      AMC       Only for Network        Mike: check
                      (FCS 06/30)                       PM                                     Management              if SMX 1.01
                                                                                                                       (Micromuse)
                                                                                                                       should be
                                                                                                                       sustained?
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK SCENARIOS     ALL UMC R1 SCENARII,
                      PLUS...
                      --------------------------------------------------------------------------------------------------------------


                                                         Attachment H -- Roadmap

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)


                      --------------------------------------------------------------------------------------------------------------
                      Static outsourced access   F-214  SMC, SSC,    T        1      JPM       ERX. No dynamic ISP
                      to ISP (origination, PPP          DAM, CM,                     MCM       selection, use domain
                      access)                           FM, PM                                 name for equal access.
                                                                                               Outsourced access
                                                                                               origination via ERX
                                                                                               (LAC architecture:
                                                                                               L2TP initiated, PPP
                                                                                               relayed; PTA
                                                                                               architecture: PPP
                                                                                               terminated at ERX,
                                                                                               Radius proxy to retail
                                                                                               ISP, IP forwarded via
                                                                                               dedicated circuit to
                                                                                               ISP).
                                                                                               IMPLIES: UPDATES TO
                                                                                               SERVICE MANAGEMENT
                                                                                               (e.g. TeleKnowledge
                                                                                               Radius)
                      --------------------------------------------------------------------------------------------------------------
                      Dynamic access to Content  F-10   SMC, SSC,    T        1      JPM       Essentially existing
                      Providers (origination,           DAM, CM,                               Service Selection. Was
                      dynamic service selection         FM, PM                                 supported in UMC R1.0
                                                                                               but not formally
                                                                                               described as network
                                                                                               scenario. Fill-over
                                                                                               with FRX 2.0
                      --------------------------------------------------------------------------------------------------------------
                      Internet Offload           F-46   CM, FM,      T        1      AMC       SMX-2100. No DET, no
                                                        PM                                     service management.
                      --------------------------------------------------------------------------------------------------------------
                      Internet Offload with ATM  F-47   CM, FM,      T        1      AMC       SMX-2100. No DET, no
                      switching                         PM                                     service management.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
SERVICE MANAGEMENT    ALL UMC R1 FEATURES,
                      PLUS...
                      --------------------------------------------------------------------------------------------------------------
                      Policy-enabled Service     F-215     SSC       T        2      JPM   SR  Additional basic
                      Selection Center                                                         features: policy
                                                                                               routing, rate
                                                                                               limiting, etc.
                                                                                               Also a new SSP+
                                                                                               Directory "seeding"
                                                                                               package for trials and
                                                                                               small ISPs
                      --------------------------------------------------------------------------------------------------------------
                      RADIUS server (based on    F-97   SMC, SSC     T        3      JPM       ERX only
                      Funk Steeled-Belt) for
                      AAA
                      --------------------------------------------------------------------------------------------------------------
                      Web-based subscriber self  F-17   SMC, SSC     E        2      MCM   KA  Was scheduled for UMC
                      registration/subscription                                                R1.0, but only basic
                      with TeleKnowledge                                                       customer care was part
                                                                                               of the deliverable =>
                                                                                               self subscription/
                                                                                               registration moved to
                                                                                               UMC R1.1
                      --------------------------------------------------------------------------------------------------------------
                      Automated flow-through     F-232  SMC, SSC     E        1      JPM       Full automation ("zero
                      service activation                                                       touch") of the
                      (provisioning) for                                                       provisioning process.
                      data-oriented services                                                   This implies
                      (xDSL/PPP)                                                               communication between
                                                                                               UMC components (via
                                                                                               directory), but also
                                                                                               to trigger processing
                                                                                               performed by partners
                                                                                               of service providers
                                                                                               (e.g. access network
                                                                                               providers,
                                                                                               wholesaler). Should
                                                                                               boil down to launch a
                                                                                               script associated with
                                                                                               a given
                      --------------------------------------------------------------------------------------------------------------
                      External interface         F-233  SMC, SSC     T        3      JPM       Such mediation
                      mediation to service                                                     interface (API) allows
                      management (based on                                                     SPs or PFS to add
                      public directory schema                                                  additional service
                      and LDAP API)                                                            management around or
                                                                                               replacing UMC
                                                                                               components (e.g.
                                                                                               replace TK for
                                                                                               subscriber management
                                                                                               or rating engine)
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT    ALL UMC R1 FEATURES,
                      PLUS...
                      --------------------------------------------------------------------------------------------------------------
                      HPOV network management    F-216     CM        T        1      MCM   DR  Integration with NMC-
                      for ERX                                                                  RX 2.0 (Solaris flavor
                                                                                               FCS 5/26)
                                                                                               Support for ERX 2.0
                                                                                               new traps
                                                                                               Enhanced trap handling
                                                                                               for VRs (cf. FRX trap
                                                                                               proxy)
                      --------------------------------------------------------------------------------------------------------------
                      HPOV network management    F-106     CM        T        1      AMC   DR  Support of SMX 2.0
                      for SMX                                                                  (FCS flavor) and NMC-
                                                                                               TX
                      --------------------------------------------------------------------------------------------------------------
                      Network fault management   F-217     FM        T        1      MCM   DR  Support for ERX 2.0
                      with Micromuse Netcool                                                   new traps Enhanced
                      for ERX                                                                  trap handling for VRs
                                                                                               (cf. FRX trap proxy)
                      --------------------------------------------------------------------------------------------------------------
                      Network fault management   F-218     FM        T        1      AMC   DR  Support of SMX 2.0
                      with Micromuse Netcool                                                   (FCS flavor) and NMC-
                      for SMX                                                                  TX
                      --------------------------------------------------------------------------------------------------------------
                      Network performance        F-219     PM        T        1      JPM       Planned features for
                      management with Quallaby                                                 UMC R1, plus VR
                      Proviso for ERX                                                          support with manual
                                                                                               declaration (no
                                                                                               automated discovery)
                      --------------------------------------------------------------------------------------------------------------
                      Network performance        F-136     PM        T        2      AMC       Same as related stand-
                      management with Quallaby                                                 alone project
                      Proviso for SMX
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      45020 descriptor for ERX   F-91      CM?       T        1      MCM  --   Mainly packaging, ERX   Mike: clarify
                                                                                               new releases            if option of
                                                                                               validation (beware:     Configuration
                                                                                               Unisphere MIBs),        Manager?
                                                                                               Integration with NMC-
                                                                                               RX 2.0
                      --------------------------------------------------------------------------------------------------------------

====================================================================================================================================
UMC 2.0
                      --------------------------------------------------------------------------------------------------------------
Req Freeze 15-May-00  Goals:
R2.0 Beta     TBD     - high scalability, high
R2.0 FCS   TBD Q4'00    availability, higher
                        reliability,
                        serviceability
                        (carrier-grade)
                      - mediation/openness to
                        external service
                        management systems
                      - flexible/multiple
                        network services (xDSL,
                        Cable, outsourced
                        access)
                      - service assurance
                        (monitoring and
                        reporting)
                      - support of other
                        vendors (e.g. via
                        network)
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
PACKAGES
                      --------------------------------------------------------------------------------------------------------------


                                                         Attachment H -- Roadmap

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)


                      --------------------------------------------------------------------------------------------------------------
                      Overall packaging for UMC  F-29      all       T        1       MC       Integrated product,
                      R2                                                                       yet modular
                                                                                               deliverable. Packaging
                                                                                               on multiple
                                                                                               distributed systems
                                                                                               (large scale
                                                                                               deployment) should be
                                                                                               feasible as well as
                                                                                               packaging on one
                                                                                               single system (small
                                                                                               ISPs)
                      --------------------------------------------------------------------------------------------------------------
                      Subscriber Management       --       SMC       T        1       MC       Based on Teleknowledge
                      Center                                                                   B3, Radius Merit,
                                                                                               Siemens DirX (also
                                                                                               include alternate
                                                                                               solutions for Radius &
                                                                                               Directory) => might be
                                                                                               merged with SSC
                                                                                               "modular" package
                      --------------------------------------------------------------------------------------------------------------
                      Service Selection Center    --       SSC       T        1       MC       SMC + Service
                                                                                               Selection
                      --------------------------------------------------------------------------------------------------------------
                      SSC "seeding package"       --       SSC       T        1       MC       SSP + "light"
                      (name TBD)                                                               directory + simple
                                                                                               GUI.
                      --------------------------------------------------------------------------------------------------------------
                      Dynamic Address             --       DAM       T        1       MC       Add-on to SMC or SSC,
                      Management                                                               based on Process IP
                                                                                               Works
                      --------------------------------------------------------------------------------------------------------------
                      Enhanced Rating and         --       ERB       T        1       MC       Add-on to SMC or SSC,
                      Billing                                                                  based on Teleknowledge
                                                                                               Total-E => enhanced
                                                                                               rating capabilities
                                                                                               may move to SMX/SSC
                      --------------------------------------------------------------------------------------------------------------
                      Billing Mediation Center    --       BMC       T        1       MC       New package. Based on
                                                                                               HP SIU + AP Engines
                      --------------------------------------------------------------------------------------------------------------
                      Configuration Management    --       CM        T        1       MC       Based on HP Openview.
                      --------------------------------------------------------------------------------------------------------------
                      Fault Management            --       FM        T        1       MC       Based on Micromuse
                                                                                               Netcool.
                      --------------------------------------------------------------------------------------------------------------
                      Performance Management      --       PM        T        1       MC       Based on Quallaby
                                                                                               Proviso 2.0
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK ELEMENTS
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX 700/1400 2.0   F-31   SMC, SSC,    T        1      JPM       Network and Service
                      (FCS 06/01) as edge               DAM, CM,                               Management
                      router                            FM, PM,
                                                        BMC
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX 700/1400 3.0   F-200  SMC, SSC,    T        2      JPM       Network and Service
                      (beta2 07/21; FCS 09/08)          DAM, CM,                               Management.
                      as edge router                    FM, PM,                                ERX 3.0 support
                                                        BMC                                    restricted to limited
                                                                                               new functionality
                                                                                               available in beta2
                                                                                               (e.g. LNS) and non-PPP
                                                                                               support (e.g. embedded
                                                                                               DHCP server)
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX-1400 2.0 as    F-32   CM, FM,      T        2      JPM       Network Management
                      core router                       PM                                     only
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX-1400 3.0 as    F-201  CM, FM,      T        3      JPM       Network Management
                      core router                       PM                                     only
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Support SMX-2100 2.01      F-202  CM, FM,      T        1      AMC       Network Management and
                      (FCS 06/30)                       PM, BMC                                Billing Mediation only
                                                                                               Note: SMX-2100 is
                                                                                               SS7-oriented, no MGCP
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK SCENARIOS
                      --------------------------------------------------------------------------------------------------------------
                      Broadband Remote Access    F-37   SMC, SSC,    T        1      JPM       ERX, Residential and
                      (xDSL PPPAoA/PPPoE)               DAM, CM,                               business. Was a UMC R1
                                                        FM, PM                                 scenario.
                      --------------------------------------------------------------------------------------------------------------
                      Broadband Remote Acccess   F-39   SMC, SSC,    T        1      JPM       ERX. Small businesses
                      (xDSL, no PPP, ATM-1483,          DAM, CM,                               market as alternative
                      FR-1490)                          FM, PM                                 to T1 lines, but also
                                                                                               residential
                      --------------------------------------------------------------------------------------------------------------
                      Broadband Remote Access    F-205  SMC, SSC,    E        2      JPM       ERX. Residential and
                      (Cable without PPPoE)             DAM, CM,                               SOHOs. Most likely
                                                        FM, PM                                 scenario is IP over
                                                                                               Gigabit Ethernet
                                                                                               between CMTS and ERX,
                                                                                               but IP over ATM 1483
                                                                                               also possible. CM/CMTS
                                                                                               may be DOCSIS-
                                                                                               compliant or mere
                                                                                               data-link bridges.
                                                                                               Implies ERX 3.0 (cf # of
                                                                                               policies)
                      --------------------------------------------------------------------------------------------------------------
                      Broadband Remote Access    F-38   SMC, SSC,    E        3      JPM       ERX. CM/CMTS may be
                      (Cable with PPPoE)                DAM, CM,                               DOCSIS-compliant or
                                                        FM, PM                                 mere data-link
                                                                                               bridges.
                      --------------------------------------------------------------------------------------------------------------
                      Broadband Remote Access    F-41   SMC, SSC,    T        2      JPM       ERX. Business market.
                      (Leased Line)                     DAM, CM,                               Also known as private
                                                        FM, PM                                 line aggregation
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Direct access to the       F-42   SMC, SSC,    T        1      JPM       ERX. Was a UMC R1
                      Internet                          DAM, CM,                               scenario.
                                                        FM, PM
                      --------------------------------------------------------------------------------------------------------------
                      Dynamic access to Content  F-231  SMC, SSC,    T        1      JPM       Service Selection. UMC
                      Providers (origination,           DAM, CM,                               R1 scenario, but
                      dynamic service                   FM, PM                                 extended QoS support
                      selection)                                                               expected (notably with
                                                                                               ERX 3.0).
                      --------------------------------------------------------------------------------------------------------------
                      Static outsourced access   F-206  SMC, SSC,    T        1      JPM       ERX. No dynamic         Marcelino/
                      to ISP (origination, PPP          DAM, CM,                               ISP selection, use      Dana: clarify
                      access)                           FM, PM                                 domain name for equal   if L2F
                                                                                               access. Outsourced      support is
                                                                                               access origination via  needed
                                                                                               ERX (LAC architecture:  (DTAG).
                                                                                               L2TP initiated, PPP     Should not
                                                                                               relayed; PTA            have big
                                                                                               architecture, PPP       impact on
                                                                                               terminated at ERX, IP   UMC, though.
                                                                                               forwarded via
                                                                                               dedicated circuit to
                                                                                               ISP).
                      --------------------------------------------------------------------------------------------------------------


                                                         Attachment H -- Roadmap

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)


                      --------------------------------------------------------------------------------------------------------------
                      Static outsourced access   F-207  SMC, SSC,    T        2      JPM       ERX. No dynamic ISP     Jerome/Judy/
                      to ISP (origination, non          DAM, CM,                               selection. Equal        Steve/Dana:
                      PPP access)                       FM, PM                                 access: static          check if/when
                                                                                               association circuit/    ERX will
                                                                                               subscriber/ISP with     support L2TP/
                                                                                               DSL 1483/leased line,   PPP
                                                                                               but unclear for cable   initiation.
                                                                                                                       Not scheduled
                                                                                                                       as of today.
                      --------------------------------------------------------------------------------------------------------------
                      Dynamic outsourced access  F-208  SMC, SSC,    T        2      JPM       ERX. Equal access to
                      to ISP (origination,              DAM, CM,                               retailer ISPs. Implies
                      dynamic selection)                FM, PM                                 SSP. Most useful for
                                                                                               non-PPP (then implies
                                                                                               embedded DHCP server
                                                                                               on ERX).
                      --------------------------------------------------------------------------------------------------------------
                      Outsourced access to ISP   F-209  SMC, SSC,    E        3      JPM       BEWARE: ERX LSN not
                      (termination, PPP or              DAM, CM,                               scheduled before 3.0
                      non-PPP)                          FM, PM                                 beta2 (Jul'00);
                                                                                               related MIBs?
                                                                                               Two sub-variants
                                                                                               (termination by retail
                                                                                               ISP, termination
                                                                                               outsourced to
                                                                                               wholesaler =>VR)
                      --------------------------------------------------------------------------------------------------------------
                      Internet Offload           F-46   CM, FM,      T        1      AMC       SMX-2100. No DET, no
                                                        PM, BMC                                service management.
                      --------------------------------------------------------------------------------------------------------------
                      Internet Offload with ATM  F-47   CM, FM,      T        1      AMC       SMX-2100. No DET, no
                      switching                         PM, BMC                                service management.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
SERVICE MANAGEMENT
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Common repository based    F-51   SMC, SSC     T        1      JPM       Directory should be as
                      on DirX and Oracle                                                       close as CIM as
                                                                                               possible where
                                                                                               applicable, and be the
                                                                                               backbone for
                                                                                               configuration
                                                                                               information
                                                                                               distribution. Oracle
                                                                                               used for aggregation
                                                                                               of performance and
                                                                                               accounting data
                      --------------------------------------------------------------------------------------------------------------
                      Directory based on         F-99   SMC, SSC     T        2      JPM       Validation as a DirX
                      Netscape Directory Server                                                replacement, but will
                                                                                               not resell Netscape
                                                                                               products.
                      --------------------------------------------------------------------------------------------------------------
                      Directory based on         F-236  SMC, SSC     T        1      JPM       Used as DirX
                      OpenLDAP                                                                 replacement for low-
                                                                                               end solutions.
                      --------------------------------------------------------------------------------------------------------------
                      External interface         F-77   SMC, SSC     T        1      JPM       Such mediation
                      mediation to service                                                     interface (API) allows
                      management                                                               SSPs or PFS to add
                                                                                               additional service
                                                                                               management around or
                                                                                               replacing UMC
                                                                                               components (e.g.
                                                                                               replace TK for
                                                                                               subscriber management
                                                                                               or rating engine, add
                                                                                               gateways to partners
                                                                                               (e.g. ASPs, Retailers,
                                                                                               Wholesalers, etc.).
                                                                                               Possible technologies:
                                                                                               COBRA, LDAP
                      --------------------------------------------------------------------------------------------------------------
                      Basic security model for   F-76   SMC, SSC     T        3      MCM       LDAP-based when
                      UMC administration                                                       possible, otherwise
                      (network operation                                                       component-specific
                      center)
                      --------------------------------------------------------------------------------------------------------------
                      Security model for UMC     F-222  SMC, SSC,    T        2      MCM       SSL-based. Only
                      Web interfaces                    PM                                     applicable to
                                                                                               interface potentially
                                                                                               used by subscribers
                                                                                               (self-service)
                      --------------------------------------------------------------------------------------------------------------
                      Single subscriber log-in   F-223  SMC, SSC,    E        2      MCM       Applies to the SSP, to
                      to all Web-based self-            PM                                     TK (registration,
                      service interfaces                                                       subscription, customer
                                                                                               care bills), to Proviso
                                                                                               (service-levels
                                                                                               reports)
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Service Definition with    F-52   SMC, SSC     T        1      MCM       Develop service plugs
                      TeleKnowledge (for                                                       for all targeted
                      registration and                                                         services.
                      subscription templates)
                      --------------------------------------------------------------------------------------------------------------
                      User Registration with     F-53   SMC, SSC     T        1      MCM
                      TeleKnowledge
                      --------------------------------------------------------------------------------------------------------------
                      Service Subscription with  F-54   SMC, SSC     T        1      MCM       Enhance generic
                      TeleKnowledge                                                            processing for Radius
                                                                                               profile information
                                                                                               (ease of adding new
                                                                                               attributes). Extend
                                                                                               generic principles to
                                                                                               policy/COPS objects.
                      --------------------------------------------------------------------------------------------------------------
                      Web-based subscriber self  F-55   SMC, SSC     T        1      MCM
                      registration/subscription
                      with TeleKnowledge
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Service Selection Web      F-56      SSC       T        1      JPM       - essentially a set of
                      Portal                                                                     libraries and APIs
                                                                                               - comes with simple
                                                                                                 portal for demos,
                                                                                                 but will normally be
                                                                                                 integrated in
                                                                                                 external full-
                                                                                                 fledged portal by SP
                                                                                               - separate from policy
                                                                                                 server
                                                                                               - ISP selection
                                                                                               - generalize to
                                                                                                 dynamic subscription
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Policy Server (packet      F-58   SMC, SSC     T        1      JPM       Highly scalable policy
                      filtering, routing,                                                      server
                      rate-limiting)                                                           Common repository and schema
                      --------------------------------------------------------------------------------------------------------------
                      Policy Server (for QoS:    F-59   SMC, SSC     T        2      JPM       Highly scalable policy
                      classification, marking,                                                 server
                      queuing)                                                                 QoS = rate limiting + traffic
                                                                                               classification and
                                                                                               marking for ERX 2.0.
                                                                                               Should include actual
                                                                                               traffic queuing/
                                                                                               shaping with ERX 3.0.
                      --------------------------------------------------------------------------------------------------------------
                      Subscriber-defined levels  F-60   SMC, SSC     E        3      MCM       Example: for one given
                      of policy assignment to                                                  broadband access,
                      applications                                                             specify policies
                                                                                               differentiating HTTP
                                                                                               traffic from FTP
                                                                                               traffic.
                      --------------------------------------------------------------------------------------------------------------


                                                         Attachment H -- Roadmap

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)


                      --------------------------------------------------------------------------------------------------------------
                      Automated flow-through     F-62   SMC, SSC     T        1      JPM       Full automation ("zero
                      service activation                                                       touch") of the
                      (provisioning) for                                                       provisioning process.
                      data-oriented services                                                   This implies
                                                                                               communication between
                                                                                               UMC components, but
                                                                                               also to trigger
                                                                                               processing performed
                                                                                               by partners of service
                                                                                               providers (e.g. access
                                                                                               network providers,
                                                                                               wholesaler). Internal/
                                                                                               External communication
                                                                                               might be Corba/LDAP
                                                                                               based (see F-51) or
                                                                                               XML-based (see F-77),
                                                                                               latter being often
                                                                                               used for
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Service tariff and rating  F-64   SMC, SSC     T        1      MCM
                      model definition with
                      TeleKnowledge
                      --------------------------------------------------------------------------------------------------------------
                      TeleKnowledge data         F-93   SMC, SSC     T        1      MCM       ERX only.
                      collection based on                                                      Note: use of bulk
                      Radius                                                                   stats as a possible
                                                                                               replacement to Radius
                                                                                               accounting under
                                                                                               study, but not for
                                                                                               this release.
                      --------------------------------------------------------------------------------------------------------------
                      TeleKnowledge rating       F-94   SMC, SSC     T        1      MCM       ERX only.
                                                                                               Will include an open
                                                                                               interface to external
                                                                                               billing systems.
                      --------------------------------------------------------------------------------------------------------------
                      TeleKnowledge billing      F-65   SMC, SSC,    T        2      MCM       ERX only
                                                        ERB
                      --------------------------------------------------------------------------------------------------------------
                      TeleKnowledge Web-based    F-95   SMC, SSC     T        2      MCM
                      bill presentment
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      HP SIU billing mediation   F-119     BMC       E        3      MCM       ERX only
                      --------------------------------------------------------------------------------------------------------------
                      Billing mediation for SMX  F-96      BMC       T        1      MCM       Same CDR format for
                      (AP Engines or                                                           SMX and SRX Partner
                      Linguateq?)                                                              choice pending
                                                                                               evaluation of
                                                                                               solutions
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Basic help desk with       F-68   SMC, SSC     T        2      MCM       Help desk (trouble
                      TeleKnowledge (including                                                 reporting) + customer
                      Web interface)                                                           administration
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      RADIUS Provisioning to     F-69   SMC, SSC     T        1      JPM       ERX only
                      enable services
                      --------------------------------------------------------------------------------------------------------------
                      RADIUS server (based on    F-70   SMC, SSC     T        1      JPM       ERX only
                      Merit) for AAA
                      --------------------------------------------------------------------------------------------------------------
                      RADIUS server (based on    F-97   SMC, SSC     T        2      JPM       ERX only
                      Funk Steeled-Belt) for                                                   Compatibility only.
                      AAA                                                                      We'll not resell Funk
                                                                                               products.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      DNS/DHCP servers with      F-89      DAM       T        1      JPM   RN  ERX only
                      Process Software IP
                      Address Works
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Service-Level Management   F-72   SMC, SSC,    E        3      JPM       Import of Radius and
                      (Quallaby Proviso) usage          PM                                     service selection
                      data collector                                                           usage data.
                                                                                               TBD: import of bulk
                                                                                               stats for such
                                                                                               purpose?
                      --------------------------------------------------------------------------------------------------------------
                      Service-Level Reporting    F-73   SMC, SSC,    E        3      JPM       Service-Level Reports
                      with Quallaby Proviso             PM                                     available via UI for
                                                                                               service providers. Web
                                                                                               UI for subscribers
                                                                                               (true Web portal)
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT
                      --------------------------------------------------------------------------------------------------------------
                      HPOV network management    F-80      CM        T        1      MCM
                      for ERX
                      --------------------------------------------------------------------------------------------------------------
                      HPOV network management    F-81      CM        T        1      AMC
                      for SMX
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Network fault management   F-83      FM        T        1      MCM       Including new traps
                      with Micromuse Netcool                                                   for latest ERX
                      for ERX                                                                  releases
                      --------------------------------------------------------------------------------------------------------------
                      Network fault management   F-84      FM        T        1      AMC       Including new traps
                      with Micromuse Netcool                                                   for latest SMX
                      for SMX                                                                  releases
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Network performance        F-86      PM        T        1      JPM       Integration with
                      management with Quallaby                                                 Proviso 2.0
                      Proviso for ERX                                                          Scalability is a
                                                                                               primary goal. See
                                                                                               corresponding SoW
                      --------------------------------------------------------------------------------------------------------------
                      Network performance        F-87      PM        T        1      JPM
                      management with Quallaby
                      Proviso for SMX
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      45020 descriptor for ERX   F-91      CM?       T        1      MCM   --  Mainly packaging and
                                                                                               support
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
PLAN NOT TO SUPPORT
     ---              --------------------------------------------------------------------------------------------------------------
                      Support ERX-700/1400       F-30   SMC, SSC,    T        1      JPM       Network and Service
                      1.3.1 (FCS 04/27)                 DAM, CM,                               Management.
                                                        FM, PM                                 => Customers migrated
                                                                                               to ERX 2.0 by this
                                                                                               timeframe.
                      --------------------------------------------------------------------------------------------------------------
                      Support SRX/SMX Cluster    F-36   CM, FM,      E        ?      AMC       Network Management and  Pedro:
                      1.01 (FCS 10/02)                  PM, BMC                                billing mediation       provide
                                                                                               only. Will include      "official"
                                                                                               update to NMC-TX to     roadmap
                                                                                               support the SRX =>
                                                                                               moved in separate
                                                                                               "custom ICG" plan.
                      --------------------------------------------------------------------------------------------------------------


                                                         Attachment H -- Roadmap

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)


====================================================================================================================================
UMC 2.1
Req Freeze     ?      Goals:
DET Reqts      ?      - large scale IP VPNs
SW Freeze      ?        (access, backbone)
R1.0 Beta      ?      - strong privacy VPNs
R1.0 FCS     Apr-01     (IPSEC)
                      - SRX and DET
                      - CRX and support
                        enhanced multi vendor
                        support
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      WARNING: this release                                                    Ideas:
                      needs to be formally                                                     - Fixed wireless
                      defined; for the time                                                      (LMDS, MMDS, GPRS)
                      being, we only have here                                                 - IPSEC and PKI
                      items that were pushed                                                   - MPLS & traffic
                      out of UMC 2.0                                                             engineering
                                                                                               - IP Multicast
                                                                                               - FTTC? Satellite?
                                                                                               - PacketCable?
                                                                                               - WAP
                                                                                               - Xacct, Kenan and
                                                                                                 app-oriented billing
                                                                                                 solutions
                                                                                               - full-fledged
                                                                                                 workflow and generic
                                                                                                 service creation/
                                                                                                 definition/execution
                                                                                               - multi-domain and SMC
                                                                                                 wholesale
                                                                                               - convergence with
                                                                                                 UMC/DET=>single
                                                                                                 consistent offering
                                                                                               - inventory management
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Overall packaging for UMC  F-03                T        1      CAB       Integrated product,
                      R3                                                                       yet modular
                                                                                               deliverable.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Support ERX-1400 Cairo       ?                 T        2      JPM       With MPLS, IP
                      (3.0) as core/edge router                                                Multicast support
                      --------------------------------------------------------------------------------------------------------------
                      Support ERX-1400 Dublin      ?                 T        2      JPM       With IPSec support
                      as core/edge router
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Support SMX-2100 2.02      F-203  CM, FM,      T        1      AMC       Network Management and
                      (FCS Jan'01)                      PM, BMC                                Billing Mediation only
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Support Cisco 6400 edge    F-33                E        3      JPM       Network and Service
                      router? Or Redback?                                                      Management
                      --------------------------------------------------------------------------------------------------------------
                      Support Cisco 12000 core   F-34                E        3      JPM       Only for Network
                      router                                                                   Management
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Static remote access VPN   F-210  SMC, SSC,    E        2      JPM       Technically the same
                      (origination, PPP access)         DAM, CM,                               than outsourced access
                                                        FM, PM                                 to ISP
                      --------------------------------------------------------------------------------------------------------------
                      Static remote access VPN   F-211  SMC, SSC,    E        2      JPM       Technically the same
                      (origination, non PPP             DAM, CM,                               than outsourced access
                      access)                           FM, PM                                 to ISP
                      --------------------------------------------------------------------------------------------------------------
                      Dynamic remote access VPN  F-212  SMC, SSC,    E        4      JPM       ERX. May imply NAT.
                      (origination, dynamic             DAM, CM,                               Implies SSP.
                      selection)                        FM, PM
                      --------------------------------------------------------------------------------------------------------------
                      Remote access VPN          F-213  SMC, SSC,    E        3      JPM       Termination outsourced
                      (outsourced termination)          DAM, CM,                               to an ISP. Implies a
                                                        FM, PM                                 VR.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Virtual Leased Line with   F-44   SMC, SSC,    E        2      JPM       Likely IPSec or MPLS.
                      IP tunnel (site to site).         DAM, CM,                               Note: no VR needed,
                                                        FM, PM                                 only policy route.
                      --------------------------------------------------------------------------------------------------------------
                      Virtual Private Routed     F-45   SMC, SSC,    E        3      JPM       Privacy via Virtual
                      Network with IP tunnels           DAM, CM,                               Routers (no
                      (outsourced backbone VPN,         FM, PM                                 encryption). Maybe GUI
                      multipoint site to site).                                                need for connectivity/
                                                                                               topology choices
                                                                                               (should try to avoid
                                                                                               it).
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Hook to data-oriented      F-49                T        4       ?        E-mail server =         Marcelino:
                      app. Services (e.g.                                                      Netscape Messenger      should we
                      e-mail and Web hosting)                                                                          simply
                                                                                                                       provide a
                                                                                                                       hook to some
                                                                                                                       mediation
                                                                                                                       mechanism?
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Policy enabled Telephony   F-61                E        4       ?        voice (DS0 channels)    Graham:
                                                                                               switching policies,     U-Force? Or
                                                                                               including pre-paid      generaliza-
                                                                                               processing              tion of TIC
                                                                                                                       policy server
                                                                                                                       (sounds
                                                                                                                       risky)?
                      --------------------------------------------------------------------------------------------------------------
                      Narrowband Access for RAS  F-40                E        --      MC       RAS devices might be
                      devices via Radius                                                       Cisco 5300, Ascend
                                                                                               TNT, Lucent
                                                                                               PortMaster...
                      --------------------------------------------------------------------------------------------------------------


                                                         Attachment H -- Roadmap

   Unisphere Management Center (UMC) Project - Development Project Agreement
                                    DPA (001)


                      --------------------------------------------------------------------------------------------------------------
                      Outsourced Virtual         F-45                E        --     JPM       Portugal Telecom.
                      Private Network with                                                     Doesn't scale and
                      layer 2 circuits                                                         painful to provision
                                                                                               (simpler if we rely on
                                                                                               ATM VPs between edge
                                                                                               routers).
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Distributed Policy         F-235  SMC, SSC     E        3      JPM       Policy DECISIONS
                      Decision Engine                                                          across the whole
                                                                                               network (then
                                                                                               decisions are
                                                                                               distributed to policy
                                                                                               servers); rules-based
                                                                                               language allows to
                                                                                               specify sophisticated
                                                                                               policies and
                                                                                               priorities across
                                                                                               policies.
                      --------------------------------------------------------------------------------------------------------------
                      Xacct billing mediation    F-125     BMC       E        4      MCM
                      for ERX
                      --------------------------------------------------------------------------------------------------------------
                      Xacct billing mediation    F-128               E        --     MCM       waiting for BAF/AMA
                      for SMX and SRX                                                          compliance
                      --------------------------------------------------------------------------------------------------------------
                      HP SIU billing mediation   F-122               E        --     MCM       waiting for BAF/AMA
                      for SMX and SRX                                                          compliance
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      TeleKnowledge billing      F-66                E        --     MCM       No real value without
                      system fed from Xacct                                                    application services
                      --------------------------------------------------------------------------------------------------------------
                      TeleKnowledge billing      F-67                E        --     MCM       No real value without
                      system fed from HP-SIU                                                   application services
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Business intelligence      F-74                E        --      ?        Strongly linked to
                      reports for service                                                      Service-Level
                      provider.                                                                reporting, but reports
                                                                                               intended for service
                                                                                               provider business
                                                                                               decision making
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      HP OV Access to Policy     F-75                E        --      ?        DELETED: replaced by
                      Server (MIB for HP OV)                                                   general
                                                                                               "serviceability" that
                                                                                               should be part of each
                                                                                               component detailed
                                                                                               requirement
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Service-Level Management   F-98                E        --     JPM       One possibility is to
                      (Quallaby Proviso) CPE                                                   interface Visual/
                      data collector                                                           Inverse IP Insight
                                                                                               (CSV export). Another
                                                                                               possibility is to
                                                                                               collect SNMP data from
                                                                                               cable modems and/or
                                                                                               DSL modems.
                      --------------------------------------------------------------------------------------------------------------
                      DNS/DHCP servers with NTS  F-90      DAM       E        3      GSB   RN  ERX only      UNLIKELY
                      --------------------------------------------------------------------------------------------------------------

====================================================================================================================================


                                                         Attachment H -- Roadmap